                                    Exhibit 10.48

                                DISTRIBUTION AGREEMENT

                                        AMONG

                        CADENCE DESIGN SYSTEMS (IRELAND) LTD.

                                         AND


                             CADENCE DESIGN SYSTEMS K.K.

                                         AND

                         CADENCE DESIGN SYSTEMS (JAPAN) B.V.

                                  TABLE OF CONTENTS
                                                                       PAGE

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
    Affiliate. . . . . . . . . . . . . . . . . . . . . . . . . . .       1
    Assimilation Services. . . . . . . . . . . . . . . . . . . . .       2
    CKK Services . . . . . . . . . . . . . . . . . . . . . . . . .       2
    Confidential Information . . . . . . . . . . . . . . . . . . .       2
    Distributor. . . . . . . . . . . . . . . . . . . . . . . . . .       2
    Documentation. . . . . . . . . . . . . . . . . . . . . . . . .       2
    End User . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
    End User Agreement . . . . . . . . . . . . . . . . . . . . . .       3
    Intellectual Property Rights . . . . . . . . . . . . . . . . .       3
    Maintenance Agreement. . . . . . . . . . . . . . . . . . . . .       3
    Maintenance Services . . . . . . . . . . . . . . . . . . . . .       3
    Net Revenue. . . . . . . . . . . . . . . . . . . . . . . . . .       3
    Outsourcing. . . . . . . . . . . . . . . . . . . . . . . . . .       3
    Person . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
    Products . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
    Quarter. . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
    Representative . . . . . . . . . . . . . . . . . . . . . . . .       4
    Sale or Resale . . . . . . . . . . . . . . . . . . . . . . . .       4
    Software . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
    Storage Media. . . . . . . . . . . . . . . . . . . . . . . . .       4
    Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
    Technical Assistance . . . . . . . . . . . . . . . . . . . . .       4
    Territory. . . . . . . . . . . . . . . . . . . . . . . . . . .       4
    Update . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
APPOINTMENT OF CKK AS DISTRIBUTOR. . . . . . . . . . . . . . . . .       5
    Appointment. . . . . . . . . . . . . . . . . . . . . . . . . .       5
    Third Party Rights.. . . . . . . . . . . . . . . . . . . . . .       5
    Rights Reserved. . . . . . . . . . . . . . . . . . . . . . . .       5


                                          i.

                                  TABLE OF CONTENTS
                                     (CONTINUED)
                                                                       PAGE

    No Right to Source Code. . . . . . . . . . . . . . . . . . . .       6
    Non-Compete. . . . . . . . . . . . . . . . . . . . . . . . . .       6
MARKETING OBLIGATIONS OF CKK.. . . . . . . . . . . . . . . . . . .       7
    Marketing Activities.. . . . . . . . . . . . . . . . . . . . .       7
    Offices and Facilities.. . . . . . . . . . . . . . . . . . . .       8
    Staffing and Training. . . . . . . . . . . . . . . . . . . . .       8
    Activities . . . . . . . . . . . . . . . . . . . . . . . . . .       8
    Advertising. . . . . . . . . . . . . . . . . . . . . . . . . .       8
    End User Agreements. . . . . . . . . . . . . . . . . . . . . .       8
    Termination of End User Agreements.. . . . . . . . . . . . . .       9
SUPPORT SERVICES.. . . . . . . . . . . . . . . . . . . . . . . . .       9
    CKK Training.. . . . . . . . . . . . . . . . . . . . . . . . .       9
    Maintenance Services . . . . . . . . . . . . . . . . . . . . .       9
    Error Corrections. . . . . . . . . . . . . . . . . . . . . . .      10
    Standards. . . . . . . . . . . . . . . . . . . . . . . . . . .      10
COVENANTS OF CKK.. . . . . . . . . . . . . . . . . . . . . . . . .      10
    No Unauthorized Use. . . . . . . . . . . . . . . . . . . . . .      10
    No Unauthorized Representations or Warranties. . . . . . . . .      10
    General Obligations. . . . . . . . . . . . . . . . . . . . . .      10
    No Reproduction. . . . . . . . . . . . . . . . . . . . . . . .      11
    Advice.. . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
    Error List.. . . . . . . . . . . . . . . . . . . . . . . . . .      11
    Additional Information.. . . . . . . . . . . . . . . . . . . .      11
OBLIGATIONS OF CADENCE.. . . . . . . . . . . . . . . . . . . . . .      11
    Marketing Materials. . . . . . . . . . . . . . . . . . . . . .      11
    Provision of Updates.. . . . . . . . . . . . . . . . . . . . .      11
    Product Modifications. . . . . . . . . . . . . . . . . . . . .      12
    No Other Obligations.. . . . . . . . . . . . . . . . . . . . .      12
REVIEW OF CKK. . . . . . . . . . . . . . . . . . . . . . . . . . .      12
    Operations Committee.. . . . . . . . . . . . . . . . . . . . .      12


                                         ii.

                                  TABLE OF CONTENTS
                                     (CONTINUED)
                                                                       PAGE

    Distribution Targets.. . . . . . . . . . . . . . . . . . . . .      12
    Records and Reports. . . . . . . . . . . . . . . . . . . . . .      12
    End User Satisfaction. . . . . . . . . . . . . . . . . . . . .      13
    CKK Management.. . . . . . . . . . . . . . . . . . . . . . . .      13
ORDERS AND DELIVERY. . . . . . . . . . . . . . . . . . . . . . . .      13
    Orders.. . . . . . . . . . . . . . . . . . . . . . . . . . . .      13
    Shipping; Acceptance; Risk of Loss.. . . . . . . . . . . . . .      13
    DOA Product. . . . . . . . . . . . . . . . . . . . . . . . . .      13
    Defective Products Under Warranty. . . . . . . . . . . . . . .      14
    Cancellation of Orders . . . . . . . . . . . . . . . . . . . .      14
    Use of Cadence Sales Support Systems . . . . . . . . . . . . .      14
PAYMENT TERMS AND CONDITIONS . . . . . . . . . . . . . . . . . . .      14
    [*] MARKETING RIGHTS . . . . . . . . . . . . . . . . . . . . .      14
    Retail Prices. . . . . . . . . . . . . . . . . . . . . . . . .      14
    Cost of Products . . . . . . . . . . . . . . . . . . . . . . .      14
    [*] CKK. . . . . . . . . . . . . . . . . . . . . . . . . . . .      14
    [*] [*]. . . . . . . . . . . . . . . . . . . . . . . . . . . .      14
    [*]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      15
    [*]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      15
    Payment to [*] for [*] . . . . . . . . . . . . . . . . . . . .      15
    Payment for [*]. . . . . . . . . . . . . . . . . . . . . . . .      15
    Billing and Payment. . . . . . . . . . . . . . . . . . . . . .      15
    Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      15
OWNERSHIP. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      15
    Intellectual Property Rights.. . . . . . . . . . . . . . . . .      15
    Literature . . . . . . . . . . . . . . . . . . . . . . . . . .      15
    Notice of Claims . . . . . . . . . . . . . . . . . . . . . . .      15
TRADEMARKS AND TRADE NAMES.. . . . . . . . . . . . . . . . . . . .      16
    Authorization to Use.. . . . . . . . . . . . . . . . . . . . .      16
    Ownership of Trademarks. . . . . . . . . . . . . . . . . . . .      16


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                         iii.

                                  TABLE OF CONTENTS
                                     (CONTINUED)
                                                                       PAGE

    Approvals. . . . . . . . . . . . . . . . . . . . . . . . . . .      16
    Infringing Products. . . . . . . . . . . . . . . . . . . . . .      17
NONDISCLOSURE OF CONFIDENTIAL INFORMATION. . . . . . . . . . . . .      17
    Access and Use of Confidential Information.. . . . . . . . . .      17
    Agreement Not to Disclose Confidential Information.. . . . . .      17
    Ownership and Return of Confidential Information.. . . . . . .      17
    Injunctive Relief. . . . . . . . . . . . . . . . . . . . . . .      18
    Exceptions.. . . . . . . . . . . . . . . . . . . . . . . . . .      18
PRODUCTS PROVIDED AS-IS. . . . . . . . . . . . . . . . . . . . . .      18
    End User Warranty. . . . . . . . . . . . . . . . . . . . . . .      18
NO WARRANTIES. . . . . . . . . . . . . . . . . . . . . . . . . . .      18
LIMITATION ON DAMAGES. . . . . . . . . . . . . . . . . . . . . . .      19
INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . .      19
    CKK Indemnification of Cadence and its Affiliates. . . . . . .      19
    Cadence Indemnification of CKK.. . . . . . . . . . . . . . . .      19
    Remedies for Infringement. . . . . . . . . . . . . . . . . . .      20
COMPLIANCE WITH APPLICABLE LAWS. . . . . . . . . . . . . . . . . .      21
    Export Control.. . . . . . . . . . . . . . . . . . . . . . . .      21
    Authorization. . . . . . . . . . . . . . . . . . . . . . . . .      21
    Other Laws.. . . . . . . . . . . . . . . . . . . . . . . . . .      21
    ASSIGNMENT.. . . . . . . . . . . . . . . . . . . . . . . . . .      21
    Limits on Assignment by CKK. . . . . . . . . . . . . . . . . .      21
    Assignment by Cadence. . . . . . . . . . . . . . . . . . . . .      21
    Successors and Assigns.. . . . . . . . . . . . . . . . . . . .      22
DISPUTE RESOLUTION.. . . . . . . . . . . . . . . . . . . . . . . .      22
ARBITRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .      22
    Arbitration. . . . . . . . . . . . . . . . . . . . . . . . . .      22
    Scope. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      23
    Provisional Relief.. . . . . . . . . . . . . . . . . . . . . .      23
    Binding Nature of Award. . . . . . . . . . . . . . . . . . . .      23


                                         iv.

                                  TABLE OF CONTENTS
                                     (CONTINUED)
                                                                       PAGE

TERM AND TERMINATION.. . . . . . . . . . . . . . . . . . . . . . .      23
    Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      23
    Immediate Termination. . . . . . . . . . . . . . . . . . . . .      23
    Termination for Material Breach. . . . . . . . . . . . . . . .      24
EFFECT OF TERMINATION. . . . . . . . . . . . . . . . . . . . . . .      24
    Orderly Termination. . . . . . . . . . . . . . . . . . . . . .      24
    Assignment of End User Agreements. . . . . . . . . . . . . . .      24
    Return of Materials. . . . . . . . . . . . . . . . . . . . . .      25
PERFORMANCE ISSUES.. . . . . . . . . . . . . . . . . . . . . . . .      25
    Background.. . . . . . . . . . . . . . . . . . . . . . . . . .      25
    Target Issues. . . . . . . . . . . . . . . . . . . . . . . . .      25
    Target Issues. . . . . . . . . . . . . . . . . . . . . . . . .      25
    Product Issues.. . . . . . . . . . . . . . . . . . . . . . . .      25
GENERAL PROVISIONS.. . . . . . . . . . . . . . . . . . . . . . . .      25
    Independent Contractors. . . . . . . . . . . . . . . . . . . .      25
    Waiver.. . . . . . . . . . . . . . . . . . . . . . . . . . . .      25
    Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . .      26
    Force Majeure. . . . . . . . . . . . . . . . . . . . . . . . .      26
    Survival.. . . . . . . . . . . . . . . . . . . . . . . . . . .      26
    Expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . .      26
    Section Headings.. . . . . . . . . . . . . . . . . . . . . . .      26
    Parties Represented by Counsel.. . . . . . . . . . . . . . . .      26
    Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . .      26
    Remedies Cumulative. . . . . . . . . . . . . . . . . . . . . .      27
    Further Assurances.. . . . . . . . . . . . . . . . . . . . . .      27
    Number and Gender. . . . . . . . . . . . . . . . . . . . . . .      27
    Counterparts.. . . . . . . . . . . . . . . . . . . . . . . . .      27
    Computation of Time. . . . . . . . . . . . . . . . . . . . . .      27
    Severability.. . . . . . . . . . . . . . . . . . . . . . . . .      27
    Governing Law. . . . . . . . . . . . . . . . . . . . . . . . .      27




                                          v.

                                  TABLE OF CONTENTS
                                     (CONTINUED)
                                                                       PAGE

    Entire Agreement.. . . . . . . . . . . . . . . . . . . . . . .      27



                                         vi.

                                DISTRIBUTION AGREEMENT
                                         FOR
                   CADENCE DESIGN SYSTEMS (IRELAND), LTD. SOFTWARE

THIS DISTRIBUTION AGREEMENT (this "Agreement") is made and entered into as of April 28, 1997 (the "Execution Date"), by and between CADENCE DESIGN SYSTEMS (IRELAND), LTD., a corporation organized and existing under the laws of the Republic of Ireland ("Cadence"), with its principal place of business at Europa House, Suite 10, Harcourt Street, Dublin 2, Ireland, and CADENCE DESIGN SYSTEMS (JAPAN) B.V., a corporation organized and existing under the laws of the Netherlands, with a branch office in Japan ("SKK"), and CADENCE DESIGN SYSTEMS K.K., a corporation organized and existing under the laws of Japan (Kabushiki Kaisha) with its principal place of business at Shin-Yokohama Square Bldg. 2-3-12, Shin-Yokohama, Kohoku ku, Yokohama 222, JAPAN ("CKK"). The Effective Date of this Agreement is July 1, 1997 (the "Effective Date") or an earlier date as mutually agreed by the parties.

                                 W I T N E S S E T H:

    Whereas, Cadence Design Systems, Inc. ("Cadence US") is a developer and producer of high-performance computer software tools that integrate computer-aided engineering, computer-aided design and computer-aided testing into the Products (as defined below) and is the exclusive owner of all copyrights, patents, trade secrets, know how and other proprietary rights therein; and

    Whereas, pursuant to a separate agreement, as of the Effective Date Cadence will hold the exclusive distribution rights to the Products, with right to sub-distribute, in the Territory (as defined below) and other territories; and

    Whereas, CKK has the facilities, personnel and technical expertise to market the Products in the Territory; and

    Whereas, CKK wishes to obtain, and Cadence is willing to grant CKK, a limited right to market the Products in the Territory, all on the terms set forth in this Agreement.

    Whereas, Cadence has authorized SKK, INTER ALIA, to provide certain design and support services in Japan.

    Now, therefore, in consideration of the foregoing facts and in reliance upon the mutual promises, representations and covenants set forth below, Cadence, SKK and CKK hereby agree as follows:

1.  DEFINITIONS.

    For purpose of this Agreement, the following terms shall have the meaning and definition set forth below:

    1.1 "AFFILIATE" means, with respect to a party, (i) an entity that controls, is under common control with, or is controlled by such party; and (ii) such party's officers and directors. For purposes of this definition, "control" means the ownership of more than fifty percent (50%)

                                          1.

of the outstanding voting securities of an entity, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

    1.2 "ASSIMILATION SERVICES" means that set of services performed by CKK on behalf of End Users and potential End Users in order to assist any such End User or potential End User by

         (a) installing and verifying the correct functionality for the relevant Products and licensing software. In addition, the service includes setting up each End User's environment to access the Products provided to such End User. Features of this service may include loading software from the CD-ROM and/or cartridge tape; configuring, starting up, and verifying the appropriate licensing scheme; configuring the End User's environment to use the software; verifying correct installation with acceptance tests; basic system and licensing management training; and demonstrating on-line documentation.

         (b) performing "QuickStart Services," i.e., services structured to maximize the EndUser's productivity by ensuring a quick ramp up to an optimum usage level. Steps performed to achieve this level include application setup, creation of relevant technology and control files, and knowledge transfer to provide applications expertise for the project's specific needs and use.

    1.3 "CKK SERVICES" shall mean the CKK Training as defined in Section 4.1 ("CKK Training") and the Assimilation Services as defined in Section 1.2 ("Assimilation Services").

    1.4 "CONFIDENTIAL INFORMATION" shall mean all data and information of a confidential nature, including know-how and trade secrets, relating to the business, the affairs, the Products, the development projects or other products or services of a party. Confidential Information may be communicated orally, in writing or in any other recorded or tangible form. Data and information shall be considered to be Confidential Information: (1) if a party has marked them as such, (2) if a party, orally or in writing, has advised the other party of their confidential nature, or (3) if, due to their character or nature, a reasonable Person in a like position and under like circumstances as the other party would treat them as secret and confidential.

    1.5 "DISTRIBUTOR" means a distributor appointed by CKK, and approved by Cadence in writing, to distribute the Products to End Users for use in the Territory.

    1.6 "DOCUMENTATION" shall mean the manuals, user guides and other end user material providing information about the Software, including all modifications, updates, derivations thereof and changes thereto, whether in written, graphical, human readable or machine readable form.

    1.7 "END USER" means a Person located in the Territory who obtains Products subject to an End User Agreement for such End User's own business purposes in the Territory, and not for resale, license or distribution to third parties.

    1.8 "END USER AGREEMENT" shall mean the written agreement, in a form approved by Cadence, between CKK or a Distributor and an End User pursuant to which such End User receives a limited, non-exclusive, non-transferable right to use a Product in accordance


                                          2.

therewith. The current approved form of End User Agreement is attached hereto as Exhibit A ("Approved End User Agreement"). All Products distributed hereunder shall be distributed to End Users by CKK or its Distributors pursuant to an End User Agreement.

    1.9 "INTELLECTUAL PROPERTY RIGHTS" shall mean and include all intangible, intellectual, proprietary and industrial property rights constituting, embodied in, pertaining to, used in or with respect to the Products, and all intangible embodiments and derivative works thereof wherever located, including but not limited to the following: (i) all trademarks, trade names, service marks or logos, including all registrations and applications therefor; (ii) all copyrights, moral rights, and other rights in works of authorship including all registrations and applications therefor; (iii) all mask works and other rights pertaining to semiconductors, including cell libraries, microcode, tapes, tape-outs and netlists rights, including all registrations and applications therefor; (iv) all patents and patent applications, patentable ideas, inventions and innovations; (v) all know-how and trade secrets; (vi) all design and code documentation, methodologies, processes, design information, formulae, engineering specifications, technical data, testing procedures, drawings and techniques and other proprietary information and material of any kind; (vii) all software programs in both source code and object code format, including testing, software, and software tools; and (viii) all documentation, records, databases, drafts, designs, codes, drawings and algorithms; and (ix) any and all translations of any of the foregoing.

    1.10 "MAINTENANCE AGREEMENT" shall mean an agreement for the provision of Maintenance Services as described below.

    1.11 "MAINTENANCE SERVICES" shall mean remedial and preventative services, including the provision of Updates (as defined below) and support from the Hotline (as described in Section 4.2(a)) ("Hotline Support"), to keep the most current release of the Software provided to an End User under an End User Agreement in good operating order.

    1.12 "NET REVENUE" means the revenue, determined in accordance with generally accepted accounting principles, received by Cadence from CKK for the acquisition of Products by CKK for distribution to End Users, less customary deductions as in effect at the time of calculation, consistently applied, including without limitation (a) [*] (including without limitation any [*]); (b) [*] and (c) [*].

    1.13 "OUTSOURCING" means an arrangement between Cadence and a customer under which Cadence undertakes the control and management of such customer's personnel and potentially the control and management of such customer's property, typically by employing such personnel and acquiring such property, and thereafter performs one or more consulting engagements for such customer using, among other resources, such personnel and property.

    1.14 "PERSON" shall mean and include any individual, corporation, trust, estate, partnership, joint venture, company, association, league, governmental bureau or agency, or any other entity regardless of the type or nature thereof.

    1.15 "PRODUCTS" shall mean and refer, individually and/or collectively, to the combination or configuration of the Storage Media and the Software stored thereon, and the Documentation and other materials offered by Cadence for use in connection therewith.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                          3.

    1.16 "QUARTER" shall mean Cadence's fiscal quarter.

    1.17 "REPRESENTATIVE" shall mean and include all managers, officers, directors, consultants, contractors, assigns, successors, agents and employees of a party to this Agreement.

    1.18 "SALE" OR "RESALE" or any conjugation or variation thereof shall mean with respect to Products, the sale only of the Storage Media (as defined in Section 1.20 below), and the distribution of Software (as defined in Section
1.19 below) in connection therewith, which distribution shall not result in, be deemed to result in, or otherwise be construed to result in a transfer of title in such Software or any Intellectual Property Rights therein to CKK, its Distributors, or any End Users.

    1.19 "SOFTWARE" shall mean the computer software programs in object code form listed in Exhibit B ("Products and Prices") hereto; provided that during the term of this Agreement, Cadence will, with reasonable prior written notice to CKK, amend Exhibit B ("Products and Prices") to include additional, or delete existing, Software as Cadence makes such products generally commercially available or removes them from commercial availability.

    1.20 "STORAGE MEDIA" shall mean the diskettes, tapes, CD ROM or such other carrier media as Cadence may consider appropriate, on which the Software is stored and distributed.

    1.21 "TAXES" shall mean all taxes associated with the marketing, distribution and delivery of the Products ordered hereunder, including, but not limited to, sales, use, excise, franchise, withholding, value-added, consumption and similar taxes and all customs, duties or other governmental impositions, but excluding taxes calculated on Cadence's net income.

    1.22 "TECHNICAL ASSISTANCE" shall mean and include advice, training, information and other support regarding the selection, installation, maintenance, application and debugging of the Products.

    1.23 "TERRITORY" shall mean the country of Japan.

    1.24 "UPDATE" shall mean and include any alterations, changes, enhancements, error corrections, modifications or other revisions to the Software which alter or improve the types of function which are presently provided by the Software, and which Cadence elects to provide to End User customers which are receiving Maintenance Services.

2.  APPOINTMENT OF CKK AS DISTRIBUTOR.

    2.1 APPOINTMENT. Subject to the terms of this Agreement, including, without limitation the reservation of rights granted to third parties set forth in Section 2.2 ("Third Party Rights") and the additional rights reserved pursuant to Section 2.3 ("Rights Reserved"), Cadence hereby appoints CKK as the exclusive distributor of the Products to End Users and approved Distributors in the Territory for use of such products solely in the Territory, and CKK hereby accepts such appointment. In connection with such appointment, and subject to the terms of this Agreement, Cadence hereby grants CKK a non-transferable (except as set forth in Section 17 ("Assignment"), exclusive right (i) to distribute and sell the Products that CKK obtains from Cadence hereunder solely to End Users located in the Territory, provided that all such End Users are made subject to an End User Agreement; and (ii) to use the Products, the Confidential Information of Cadence and the Intellectual Property Rights solely in connection with and to the

                                          4.

extent reasonably necessary to market the Products to End Users in the Territory and to carry out its obligations hereunder. CKK understands and agrees that it shall only be entitled to grant marketing or distribution rights to Distributors approved by Cadence which enter into an agreement with CKK which imposes on such Distributors substantially the same obligations imposed on CKK by this entire agreement. CKK hereby appoints Innotech Corporation, a corporation organized and existing under the laws of Japan ("Kabushiki Kaisha"), as a Distributor for CKK under the terms of this Agreement, and Cadence hereby approves of and consents to such appointment.

    2.2 THIRD PARTY RIGHTS. Prior to the Execution Date, Cadence or its Affiliates granted rights to certain third parties with respect to the Intellectual Property Rights and/or certain of the Products ("Third Party Rights"), which Third Party Rights conflict with the exclusive distribution rights granted to CKK pursuant to Section 2.1. CKK understands and agrees that the rights granted to CKK pursuant to Section 2.1 ("Appointment") are subject to any and all Third Party Rights existing as of the Effective Date and listed in Exhibit F ("Third Party Rights") to this agreement. Cadence agrees that as any Third Party Right expires during the period in which this Agreement is exclusive, it will not renew or otherwise extend such Third Party Right, subject to any contractual or other legal restriction on Cadence's ability to do so.

    2.3 RIGHTS RESERVED. All rights not specifically granted to CKK hereunder are reserved to Cadence. Without limitation and notwithstanding any other provision of this Agreement, Cadence shall have the right, without incurring any liability or obligation to CKK, in the sole discretion of Cadence:

         (a) To grant other Persons the right to incorporate the Products into their product configurations and to market the Products as part of such product configurations to End Users worldwide, including within the Territory, as included with an OEM or VAR product; and

         (b) To enter into agreements, directly or indirectly, with respect to the distribution of the Products to multiple sites situated throughout the world for the same global customers ("Global Deals"). In such event, CKK shall receive the compensation set forth in Section 9.3 ("Cost of Products") for the Products which are purchased by such global customer within the Territory.

         (c) To Sell Products within the Territory to subsidiaries and Affiliates of Cadence primarily for their internal use.

         (d) To use, and to grant Cadence's customers the right to use, Products in order for Cadence to provide services under Outsourcing arrangements (as described in Section 1.13) with such customers.


    2.4 NO RIGHT TO SOURCE CODE. CKK hereby acknowledges that the human-readable source code of the Software contains the valuable trade secrets and other confidential information of Cadence and its suppliers. CKK shall have no right whatsoever to utilize, receive, review, or otherwise have access to the human-readable source code version of the Software, unless Cadence expressly grants such right in writing, if Cadence at its sole discretion deems such access necessary for the proper marketing of the Products. CKK shall not (i) reverse engineer, decompile, or disassemble the Products or otherwise reduce the Software to human-perceivable form, (ii) attempt to derive the human-readable source code of the Software, or (iii)


                                          5.

encourage or assist any third party in doing any of the foregoing. In the event that CKK obtains or CKK becomes aware that its Distributors or any End User has obtained any of the source code for the Products at any time, CKK shall promptly deliver and return the same to Cadence and shall not retain a copy thereof or deliver a copy to any other Person without Cadence's prior written consent, and shall use its best efforts to cause any such Distributor(s) or End User(s) to do the same.

    2.5  NON-COMPETE.

         (a) COMPETITIVE PRODUCTS. CKK agrees that during the term of this Agreement CKK shall not develop, acquire an interest in (except for investments in any publicly traded company which on a cumulative basis do not exceed three percent (3%) of the outstanding shares of stock of such company), promote, market, sell, license or otherwise distribute products which, in Cadence's reasonable opinion, are competitive with any Products or in the same product category as any of the Products ("Competitive Products"), except for the products enumerated on Exhibit E ("Excluded Competitive Products and Services"). CKK agrees that it will require its Distributors and Affiliates not to develop, acquire an interest in (except for investments in any publicly traded company which on a cumulative basis do not exceed three percent (3%) of the outstanding shares of stock of such company), promote, market, sell, license or otherwise distribute Competitive Products. The list of the companies and products that CKK, its Affiliates, its Distributors and their Affiliates currently represent is set forth on Exhibit E, and such companies and products are not included in the category of Competitive Products. CKK shall promptly notify Cadence in writing of any new Distributors and Affiliates and of any new Competitive Products or companies that produce Competitive Products which CKK, its Distributors and Affiliates, or their Affiliates, propose to represent. With Cadence's approval such Competitive Products may be added to Exhibit E. The foregoing obligations shall not apply to the extent that CKK, its Affiliates, its Distributors or their Affiliates are under a contractual obligation ("Existing Obligation") to distribute any such Competitive Product as of the date (the "Obligation Date") such entity becomes subject to the terms of this Section; provided, however, that from and after the Obligation Date, (i) such entity shall not enter into any further agreements or other obligations to provide such Competitive Product to any party; and (ii) such entity shall cease the promotion, marketing, sale, licensing or distribution of such Competitive Product in compliance with the terms of this Section, all subject to the right to fulfill any Existing Obligations. In the event an entity is subject to Existing Obligations with respect to Competitive Products, such entity shall, no later than the Obligation Date, notify Cadence of any such obligations and the date of termination of each such obligations.

         (b) COMPETITIVE SERVICES. CKK agrees that during the term of this Agreement CKK shall not develop, acquire an interest in (except for investments in any publicly traded company which on a cumulative basis do not exceed three percent (3%) of the outstanding shares of stock of such company), promote, market, sell or otherwise provide services which, in Cadence's reasonable opinion, are competitive with the services provided by SKK ("Competitive Services"), except for the services included in CKK Services, the library development services currently provided by the Excellent Design, Inc., and any services otherwise enumerated in Exhibit E ("Excluded Competitive Products and Services"). CKK agrees that it will require its Distributors and Affiliates not to develop, acquire an interest in (except for investments in any publicly traded company which on a cumulative basis do not exceed three percent (3%) of the outstanding shares of stock of such company), promote, market, sell or otherwise provide Competitive Services. The list of services that CKK, its Affiliates, its Distributors and their


                                          6.

Affiliates currently provide is set forth on Exhibit E, and such services are not included in the category of Competitive Services. CKK shall promptly notify Cadence in writing of any new Competitive Services or companies that provide Competitive Services which CKK, its Distributors and Affiliates, or their Affiliates propose to provide. With Cadence's approval such Competitive Services may be added to Exhibit E. The foregoing obligations shall not apply to the extent that CKK, its Affiliates, its Distributors or their Affiliates are under a contractual obligation to provide any such Competitive Service as of the Obligation Date; provided, however, that as of the Obligation Date (i) such entity shall not enter into any further agreements or other obligations to provide such Competitive Service to any party; and (ii) such entity shall cease the promotion, marketing, sale, licensing or distribution of such Competitive Service in compliance with the terms of this Section, all subject to the right to fulfill any Existing Obligations. In the event an entity is subject to Existing Obligations with respect to Competitive Services, such entity shall, no later than the Obligation Date, notify Cadence of any such obligations and the date of termination of each such obligation.

         (c) PRODUCT AVAILABILITY. CKK understands and agrees that Cadence reserves the right to discontinue developing, producing or marketing the Products at its discretion at any time; and, consequently, that Cadence may limit or discontinue the availability of Products to CKK based on Cadence's decisions regarding the availability or discontinuation of the Products. In the event that Cadence elects to discontinue any of the Products, Cadence will continue to support such Product for such period of time as Cadence deems commercially reasonable. Nothing herein shall be interpreted or construed to limit in any way Cadence's right, in its sole discretion, to limit or discontinue the availability of any Product hereunder.

3.  MARKETING OBLIGATIONS OF CKK.

    3.1 MARKETING ACTIVITIES. CKK agrees that during the term of this Agreement, it shall use reasonable efforts to market the Products within the Territory, all with due consideration for the local marketing environment in the Territory. CKK shall conduct its marketing activities in a lawful manner with the highest standards of fair trade, fair competition, and business ethics, and shall cause its employees to do the same. CKK shall at all times follow the policies set by Cadence from time to time for the marketing of the Products.
CKK shall regularly confer with Cadence with respect to marketing activities of CKK's employees (provided that Cadence and CKK personnel shall not make any agreement regarding Product purchase prices to be charged to Distributors or End Users). CKK and Cadence shall cooperate in automating the ordering process so that orders may be submitted to Cadence for acceptance in a prompt and accurate manner. Cadence reserves the right to have Products manufactured in the Territory by its designee, at its sole discretion, and CKK shall take, at Cadence's expense, all actions that Cadence reasonably requests to facilitate any such manufacturing arrangement that may be established by Cadence.

    3.2 OFFICES AND FACILITIES. CKK shall maintain, or shall assure that its Distributors maintain, offices adequate to market the Products in the Territory. CKK shall offer facilities, or shall assure that its Distributors offer, for the prominent display of the Products and the proper use, demonstration and End User training for the Products.

    3.3 STAFFING AND TRAINING. CKK or its Distributors shall retain and have at its disposal at all times an adequate staff of trained and qualified personnel to perform its obligations under this Agreement. CKK shall, at CKK's sole cost and expense, and CKK shall

                                          7.

require its Distributors to, at their sole cost and expense, participate in Cadence's mandatory sales and technical training courses, ensuring that its applicable sales and/or technical employees attend such training. To assist CKK and its Distributors with the distribution and support of new Products, Cadence may provide training to CKK and its Distributors free of charge for any new Product release during the term of this Agreement. All such training will be provided at a site selected by Cadence. CKK shall, at CKK's sole cost and expense, and CKK's Distributors shall, at their sole cost and expense, ensure that its appropriate sales, technical and/or training personnel attend such training.

    3.4 ACTIVITIES. CKK shall participate in the following activities, at CKK's expense and CKK shall require its Distributors to participate in the following activities, at their expense: advertising the Products in appropriate media (in accordance with Section 3.5 ("Advertising")), participating in trade shows, conferences, expositions, and promotional seminars in the Territory, and preparing product descriptions, promotional and marketing and other materials, including translations of the promotional materials supplied by Cadence in accordance with Section 6.1 ("Marketing Materials"), as Cadence and CKK deem reasonable and appropriate for the successful marketing of the Products in the Territory; PROVIDED, HOWEVER, that CKK shall, and CKK shall require its Distributors to, provide Cadence with copies of all such materials prior to their release and shall not distribute them without Cadence's prior written approval. Except as authorized by Cadence, CKK and its Distributors shall not modify manuals, training materials, marketing materials, presentations or any other documents provided by Cadence, or alter any logos, trademarks or service marks of Cadence.

    3.5 ADVERTISING. CKK and its Distributors may advertise the Products in advertising media of CKK's or its Distributors' choice, provided that the primary audience or circulation is located in the Territory. In all advertising and promotion of the Products, CKK and its Distributors shall comply with Cadence's standard cooperative advertising policies as specified from time to time by Cadence.

    3.6 END USER AGREEMENTS. CKK shall cause each customer to whom CKK and its Distributors distributes the Products to enter into a Japanese language version of the End User Agreement. Any Japanese translation of the End User Agreement must also be approved in writing by Cadence prior to use by CKK or its Distributors.

    3.7 TERMINATION OF END USER AGREEMENTS. Upon the termination of any End User Agreement or breach thereof by the End User during the term of this Agreement, CKK shall at its option, and CKK shall require each of its Distributors, at its option, to, either (a) at its expense use reasonable efforts (including litigation) to obtain from the End User a duly authorized officer's certification that the Products and all documents containing information related to the Products in the End User's possession have been destroyed and to deliver such certification to Cadence; or (b) inform Cadence thereof as soon as it is aware thereof so that Cadence may take, in its name, at its expense and with CKK's cooperation, necessary measures (including litigation) to obtain from the End User a certification of destruction as described above and to confirm such destruction.


                                          8.

4.  SUPPORT SERVICES.

    4.1 CKK TRAINING. CKK and its Distributors shall have the sole responsibility within the Territory to provide to End Users, on a charged basis, training regarding the use of Products and Updates (the "CKK Training"). Such training to be provided by CKK or its Distributors may be conducted on CKK premises, Distributor premises, End User premises or other facilities chosen by CKK, at its sole expense, or its Distributors, at their sole expense.

    4.2 MAINTENANCE SERVICES. CKK understands and agrees that all Maintenance Services, including Hotline Support (as described below) and distribution of Updates (as described below), for the Products shall be sold by SKK. Maintenance Services shall be provided only to those End Users who have entered into a Maintenance Agreement with SKK for such services and paid any applicable service fee. [*], by arrangement with [*], hereby [*] and [*] to [*] pursuant to [*] for the [*] and [*] in the [*] of [*]. All [*] shall be [*]. CKK and its Distributors will cooperate with SKK through the Operations Committee to pass the name of End Users likely to need Maintenance Services to SKK and, if reasonably necessary or appropriate, will participate in joint customer visits to further SKK's introduction to the End Users.

         (a) HOTLINE SUPPORT. CKK and Cadence agree that during the term of this Agreement CKK shall, or CKK shall require one of its Distributors to, offer first-response Technical Assistance to End Users in the Territory which have a current Maintenance Agreement in effect. Such Technical Assistance shall be available between the hours of 9:00 a.m. and 5:30 p.m., Territory time, Monday through Friday (except holidays in the Territory). If CKK or such Distributor is unable to adequately respond to an End User inquiry due to the technical complexity of such question, CKK may contact SKK for backup support between the hours of 9:00 a.m. and 5:30 p.m. Territory time, Monday through Friday (except SKK-observed holidays) or refer such End User directly to SKK.

         (b) DISTRIBUTION OF UPDATES. Cadence, by arrangement with SKK, will provide Updates to End Users in the Territory which have a current Maintenance Agreement in effect. CKK and its Distributors shall, upon request from Cadence, promptly distribute all Updates provided to CKK in accordance with Section 6.2 ("Provision of Updates") of this Agreement to all End Users which have a valid Maintenance Agreement in effect on the release date of the Update. All Updates shall be provided to such End Users free of charge.

    4.3 ASSIMILATION SERVICES. Cadence hereby authorizes CKK and its Distributors to sell Assimilation Services to End Users and potential End Users within the Territory. CKK and its Distributors will have the sole right and responsibility for providing these services on a charged basis to End Users.
CKK and its Distributors understand and agree that services provided to End Users in respect of the sale and maintenance of the Products that exceed the scope of CKK Training or Assimilation Services will be provided in the Territory exclusively by SKK, except as otherwise provided in this Agreement or with the prior approval of the Operations Committee (as defined in Section 7.1). CKK and its Distributors will cooperate with SKK through the Operations Committee to pass to SKK the name of End Users likely to need SKK services to SKK and, if reasonably necessary or appropriate, will participate in joint customer visits to further SKK's introduction to the End Users.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                          9.

    4.4 ERROR CORRECTIONS. Cadence shall have no obligation to correct any errors or defects in Products resulting from modifications to Products made by Persons other than Cadence. In the event that Cadence is requested by CKK or its Distributors to correct any errors or defects in any portion of any Products that have been modified by a Person other than Cadence or one of its Affiliates, Cadence shall, in its sole discretion, determine whether it shall make such correction, as well as the scheduling and cost thereof.

    4.5 STANDARDS. All support provided by SKK, CKK and its Distributors to End Users under this Section 4 ("Support Services") shall be performed in accordance with best industry practices and such other reasonable standards as Cadence may promulgate from time to time.

5.  COVENANTS OF CKK.

    5.1 NO UNAUTHORIZED USE. CKK shall not, and CKK shall require its Distributors to agree that they shall not, use, or permit another Person to use, the Products or any Intellectual Property Rights therein except as authorized in this Agreement, and CKK specifically agrees that it shall not, and that CKK shall require its Distributors to agree that they shall not, license or otherwise distribute Products to any End User who CKK or the Distributors believe or have reason to believe use such Product(s) in the development of any system or program that is competitive with any Product.

    5.2 NO UNAUTHORIZED REPRESENTATIONS OR WARRANTIES. CKK shall, and CKK shall require its Distributors to, refrain from making any representations, warranties or guarantees to customers or to the trade with respect to the specifications, features or capabilities of the Products that are deceptive, misleading or otherwise inconsistent with the literature distributed by Cadence or its suppliers with respect thereto, and ensure that its Representatives also refrain from doing so.

    5.3 GENERAL OBLIGATIONS. CKK hereby agrees that it shall not, and CKK shall require its Distributors to agree that they shall not:

         (a) Alter, modify, reproduce or create derivative works from the Products, the Software, or any part thereof. CKK shall not, and CKK shall require its Distributors to agree that they shall not, directly or indirectly, market or grant rights to the Products outside the Territory; provided, however, that CKK may provide Cadence with leads for Global Deals for which CKK will receive remuneration as described in Section 2.3(b); or

         (b) Distribute the Products to any Person without first obtaining an End User Agreement executed by that Person.

    5.4 NO REPRODUCTION. The Products are distributed by Cadence subject in every case to the condition that such distribution does not convey any license, expressly or by implication, to manufacture, duplicate or otherwise copy or reproduce any of the Products. CKK shall take, and CKK shall require its Distributors to take, appropriate steps with its or their End Users, as Cadence may request, to inform them of and assure compliance with the restrictions contained in this section.


                                         10.

    5.5 ADVICE. CKK shall advise, and CKK shall require its Distributors to advise, Cadence of any legislation, rule, regulation or other law (including but not limited to any customs, tax, trade, or tariff law) which is in effect or which may come into effect in the Territory or parts thereof after the date of this Agreement and which affects the import of the Products into, or the use of the Products within, the Territory.

    5.6 ERROR LIST. CKK shall prepare, and CKK shall require its Distributors to prepare, a list of all errors in the Products of which it becomes aware or of which it receives notification. It shall forward to Cadence and SKK the additions, if any, to such list of errors on a timely basis. In the event that CKK or any of its Distributors receives notification of any major problem with the Products, it shall, and it shall require its Distributors to, immediately notify Cadence and SKK by telephone. The list of errors provided to Cadence and SKK shall indicate a priority of the problems to be resolved.

    5.7 ADDITIONAL INFORMATION. CKK agrees to provide, and CKK shall require its Distributors to provide, Cadence with such additional information pertaining to potential End Users, products and activities of competitors and market reactions as Cadence may reasonably request from time to time.

6.  OBLIGATIONS OF CADENCE.

    6.1 MARKETING MATERIALS. Cadence shall provide CKK with English language marketing and promotional materials that Cadence, at its sole discretion, may distribute with respect to the Products, upon payment by CKK of the corresponding promotional materials fee, as determined by Cadence, which fee shall equal Cadence's cost of preparing and delivering such materials to CKK.

    6.2 PROVISION OF UPDATES. During the term of this Agreement, Cadence (either directly or through one of its subsidiaries), shall provide CKK and its Distributors with Updates which Cadence, in its sole discretion, considers to be appropriate or necessary. In the event that Cadence provides any such Updates to CKK and its Distributors, CKK and its Distributors shall promptly distribute them to End Users within the Territory in accordance with Section 4.2(b) ("Distribution of Updates") of this Agreement.

    6.3 PRODUCT MODIFICATIONS. If any End User or Distributor requests any modification of the Products, including but not limited to porting the Products to a hardware base not supported by Cadence at that time, CKK shall notify Cadence of such request in writing, and Cadence shall notify CKK whether Cadence is willing to develop (or have developed) the same and, if so, specify the cost of such development. If Cadence, in its sole discretion, determines that it is interested in developing (or having developed) such modification, and CKK elects to have such modification developed, CKK shall pay to Cadence the specified costs as mutually agreed to by the parties and shall have the right to charge to the End User or Distributor any amount it deems appropriate for such modification.

    6.4 NO OTHER OBLIGATIONS. Except as specifically stated elsewhere in this Agreement, Cadence shall have no other duties or obligations to CKK, its Distributors, or any End User.

                                         11.

7.   REVIEW OF CKK.

    7.1 OPERATIONS COMMITTEE. The parties will form an operations committee ("Operations Committee") comprised of one (1) designated representative from Cadence and two (2) designated representatives each of SKK and CKK. The Operations Committee shall meet as often as is needed (but in no event less than once per month), in order to discuss marketing and promotion efforts by CKK and its Distributors; discuss and establish joint marketing efforts for Cadence, SKK, CKK and its Distributors; evaluate Distribution Targets (as hereinafter defined), and discuss any other issues that may arise regarding the administration and performance of this Agreement.

    7.2 DISTRIBUTION TARGETS. Cadence and CKK will meet [*], near [*] to establish [*] for the distribution of the Products by CKK and its Distributors to End Users in the Territory during the next [*]. Cadence and CKK will also establish [*] which include [*], and other initiatives including but not limited to [*]during the next [*]. The [*] will be attached as an amendment to this Agreement prior to the Effective Date. CKK agrees that it shall [*] each [*]. CKK understands and agrees that [*].

    7.3 RECORDS AND REPORTS. CKK agrees, and CKK shall require its Distributors, to keep all proper records and books of account and all proper entries therein relating to its distribution of the Products under this Agreement, including, at a minimum, the following information as to each distributed Product: the name, address and principal contact of each End User, the date of delivery of the Products to such End User and an itemization of each Product(s) delivered to such End User. The parties agree that the foregoing requirements are satisfied by the information required by the form of purchase order currently used by Innotech Corporation. CKK shall, and CKK shall require its Distributors to, provide Cadence with operations reports and reports on End Users as follows:

         (a) [*] are due on [*] of [*] and shall include but not be limited to [*] and [*].

         (b)  A [*] of all [*] and for [*] shall be submitted [*].

         (c) Such other information as Cadence may reasonably request from time to time.

    7.4 END USER SATISFACTION. CKK, Cadence and SKK shall use, and CKK shall require its Distributors to use, reasonable efforts to ensure End User satisfaction, and to maintain the good reputation of the Products and of Cadence. CKK, Cadence and SKK understands and agrees, and CKK shall require its Distributors to agree, that there may be a lag time between any reduction in End User satisfaction and a decrease in Sales of the Product; consequently, CKK, Cadence and SKK shall each have the right to conduct a survey of End User satisfaction at any time during the Term. Such a survey shall evaluate End User satisfaction both on an overall basis, and on an End User-by-End User basis.

    7.5 CKK MANAGEMENT. CKK will notify Cadence prior to any material changes in its management team relating to the business of the Products. CKK shall implement such changes (to the extent such changes are within the reasonable control of CKK) only if such changes are reasonably acceptable to Cadence. If Cadence does not accept such changes, Cadence shall

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                         12.

exercise reasonable efforts to collaborate with CKK in locating qualified management personnel required for such changes.

8.  ORDERS AND DELIVERY.

    8.1 ORDERS. All orders placed by CKK for Products require a written purchase order and are subject to acceptance and acknowledgment by Cadence. No order shall be binding upon Cadence until accepted by Cadence, and Cadence shall have no liability to CKK with respect to purchase orders that are not accepted. Cadence shall use commercially reasonable efforts to notify CKK of the acceptance or rejection of an order and of the assigned delivery date for accepted orders within ten (10) days after receipt of the purchase order. Each order must include an "End User Designation" listing the name, address and principal contact of the End User; the discount from Cadence's Japan yen suggested list price; and the price paid by the End User for each Product. Any additional or different terms on CKK's purchase order form shall have no force or effect and shall be superseded by the terms of this Agreement. SKK, by arrangement with Cadence, will provide order entry services for CKK and its Distributors.

    8.2 SHIPPING; ACCEPTANCE; RISK OF LOSS. All Products and Updates delivered pursuant to the terms of this Agreement shall be suitably packed for shipment in Cadence's standard shipping cartons, as directed by Cadence. Risk of loss shall pass to CKK upon delivery of the order to carrier. Unless otherwise instructed in writing by CKK, Cadence shall select the carrier and method of shipment. All duties, freight, insurance, and other shipping expenses, as well as any special packing expense, for Product and Update delivery shall be paid by CKK. CKK shall also bear all applicable Taxes that may be assessed against the order after delivery to the carrier. All Products and Updates shall be deemed accepted upon receipt by CKK.

    8.3 DOA PRODUCT. A Dead on Arrival ("DOA") Product means any copy of a Product that, upon receipt, is defective in any respect due to a defect in the media on which such copy is recorded. Cadence either will, in its sole discretion, promptly repair or replace any DOA Product or credit CKK's account therefor. Before returning a DOA Product to Cadence, CKK agrees to first obtain a return authorization number from Cadence and to label the DOA Product with such number. Cadence shall pay return shipping and insurance charges on all DOA Products returned.

    8.4 DEFECTIVE PRODUCTS UNDER WARRANTY. The rights and obligations of CKK and its Distributors and Cadence with respect to Products returned by End Users as defective within any applicable Warranty Period are described in Section 13.1 ("End User Warranty").

    8.5 CANCELLATION OF ORDERS. Cadence reserves the right to cancel or suspend any orders placed by CKK and accepted by Cadence, or to refuse or delay shipment thereof, if CKK (a) fails to make any payment as provided herein or in any invoice, (b) fails to meet credit or financial requirements established by Cadence, or (c) otherwise fails to materially comply with the terms and conditions of this Agreement.

    8.6 USE OF CADENCE SALES SUPPORT SYSTEMS. Cadence will make available to CKK and its Distributors, and CKK and its Distributors will use, [*] and [*] including other information systems as introduced by Cadence during the term of this Agreement. The foregoing will be provided to CKK without charge, provided that CKK shall pay or reimburse Cadence for the cost of equipment and telecommunications charges associated with the provision

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                         13.

of such systems to CKK and its Distributors. Cadence will provide training free of charge at Cadence's designated training sites to CKK and its Distributors for any systems introduced during the term of this Agreement. CKK, at its sole cost and expense, and CKK's Distributors, at their sole cost and expense, will ensure that its appropriate sales, technical and support personnel attend such training.

9.  PAYMENT TERMS AND CONDITIONS.

    9.1 [*] MARKETING RIGHTS. In consideration of CKK's assistance to Cadence in developing the Japanese market, CKK shall [*] for [*].

    9.2 RETAIL PRICES. CKK is [*] for [*] and [*]. CKK and Cadence agree that [*] may [*] by giving [*] no fewer than [*] days' prior written notice. The [*] and [*] shall be [*] for [*] the Products. Cadence's current product and price list is included in Exhibit B ("Products and Prices") attached hereto.

    9.3  COST OF PRODUCTS.  CKK agrees to [*] and [*].

    9.4 [*] CKK. CKK and Cadence will [*]. [*] for [*] is specified in [*], which may be [*] with [*].

    9.5 [*] [*]. [*] with respect to training fees collected by [*] for [*] in accordance with Section [*] shall pay to or reimburse [*] any [*].

    9.6 [*]. [*] with respect to [*], but [*] shall pay to, or reimburse, [*] in [*].

    9.7 [*]. [*] with respect to services provided by SKK, by arrangement with Cadence, for [*] from [*].

    9.8 PAYMENT TO [*] FOR [*]. [*] shall compensate [*] for [*] including [*] and other [*]. Compensation shall equal [*] less the [*] for [*] and [*]. SKK and CKK will meet [*] to agree on [*].

    9.9 PAYMENT FOR [*]. [*] shall pay [*] for all work or services performed by Cadence in connection with [*] any [*] within [*] days of the date of invoice [*], plus related travel and other expenses.

    9.10 BILLING AND PAYMENT. Billing and payment shall be in U.S. dollars. Payment of amounts invoiced by Cadence shall be made by CKK in U.S. dollars within thirty (30) days after receipt of the Products. Cadence shall have the right to fulfill orders accepted by Cadence through a series of partial shipments, and each such shipment shall be separately invoiced and paid for. Past due accounts shall be subject to a late payment charge at the rate of the less of 1 1/2% per month or the highest interest rate permissible under applicable law, whichever is lower. If CKK determines that any Product is DOA, as described in Section 8.3 ("DOA Product"), CKK shall pay the invoiced amount within thirty (30) days after receipt of the repaired or replaced Product, without any interest payment to Cadence.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                         14.

    9.11 TAXES. Except for any withholding taxes required to be paid that have actually been paid by CKK, the prices set forth on Exhibit B ("Products and Prices") are exclusive of Taxes and all payments by CKK and its Distributors to Cadence shall be made free and clear of, and without reduction for, any and all Taxes. Any such Taxes (other than withholding taxes) which are otherwise imposed on payments to Cadence shall be the sole responsibility of CKK and its Distributors. CKK and its Distributors shall provide Cadence with official receipts issued by the appropriate taxing authority or such other evidence as is reasonably requested by Cadence to establish that such taxes have been paid.

10. OWNERSHIP.

    10.1 INTELLECTUAL PROPERTY RIGHTS. CKK acknowledges, and CKK shall require its Distributors to acknowledge, the exclusive right, title and interest of Cadence, and its suppliers in and to any and all Intellectual Property Rights, and CKK will not at any time do or cause to be done any act or thing impairing or tending to impair any part of said right, title and interest. CKK acknowledges and agrees that all of these Intellectual Property Rights shall remain the exclusive property of Cadence, and its suppliers.

    10.2 LITERATURE. All marketing materials, service manuals, demonstration equipment, or other similar items (if any) which Cadence may furnish to CKK or its Distributors (and any translations of the foregoing, whether prepared by or on behalf of Cadence, CKK or any Distributor) shall remain the property of Cadence, shall be treated as Confidential Information by CKK, and shall be returned to Cadence upon Cadence's request or at the expiration or termination of this Agreement, whichever occurs sooner.

    10.3 NOTICE OF CLAIMS. CKK shall, and CKK shall require its Distributors to, promptly notify Cadence (i) of any claims or objections that its use of the Products or any of the Intellectual Property Rights in connection with the marketing, distributing, support or service of the Products may or will infringe the copyrights, patents, trademarks or other proprietary rights of another Person; and (ii) of any and all infringements, imitations, illegal use, or misuse, by any Person, of the Products or of any Intellectual Property Rights which come to its attention; PROVIDED, HOWEVER, that CKK will not, and CKK shall require its Distributors to agree that they will not, take any legal action relating to the protection of any Intellectual Property Rights without the prior written approval of Cadence, and CKK and its Distributors shall render Cadence all reasonable assistance in connection with any matter pertaining to the protection of the Intellectual Property Rights, whether in the courts, administrative agencies, or otherwise.

11. TRADEMARKS AND TRADE NAMES.

    11.1 AUTHORIZATION TO USE. In the marketing, advertising for, and distribution and support of the Products in the Territory, CKK may, and CKK may grant its Distributors the right to, (i) indicate to the public that it is an authorized distributor of Products, and (ii) use the trade names and trademarks of Cadence and its suppliers, as set forth on Exhibit D ("Trademarks and Trade Names"), which Exhibit Cadence may, in its sole discretion, revise from time to time (the "Trademarks"). For this purpose, Cadence grants CKK a non-exclusive, royalty-free, limited license to use and display the Trademarks, in the forms as may be prescribed by Cadence from time to time, and sublicense its Distributors to do the same. CKK shall, and CKK shall require its Distributors to, market, distribute, and support the Products only under the Trademarks, and not under any other trademark or logo. CKK will not, and CKK will require each of its

                                         15.

Distributors to agree that it will not, make or permit alteration of the Products or removal or modification of any tags, proprietary notices, labels, or other identifying marks placed by Cadence or its suppliers on the Products or associated literature.

    11.2 OWNERSHIP OF TRADEMARKS. CKK acknowledges and agrees, and CKK will require its Distributors to acknowledge and agree, that (a) Cadence and its Affiliates are the exclusive owners of the Trademarks; (b) the use of the Trademarks by CKK or its Distributors does not convey to CKK or such Distributors any right, title or interest in or to the Trademarks; (c) CKK or such Distributor may not contest the Trademarks, or register or attempt to register in any jurisdiction any Trademark or any confusingly similar trademark or trade name; (d) CKK or such Distributor agrees not to use the Trademarks with respect to any products or materials not provided by Cadence, or in any way which might result in confusion as to Cadence, CKK, SKK or any third party being separate and distinct entities.

    11.3 APPROVALS. All public announcements or advertisements by CKK or its Distributors indicating that it is an authorized distributor of the Products, and any other representations of the Trademarks that CKK or its Distributors intends to use, shall first be submitted to Cadence for written approval. In connection therewith, CKK agrees that it shall, and that it shall require its Distributors to, modify to Cadence's sole satisfaction the use of any Trademark to which Cadence, in its sole discretion, may object. CKK shall not, and CKK shall require each of its Distributors to agree that it shall not, do or suffer to be done any act or thing that would impair Cadence's or its suppliers' rights in its Trademarks or damage the reputation for quality inherent in the Trademarks. Cadence and its suppliers reserve the right to take all action which they deem necessary to ensure that the advertising and promotional materials related to the Products utilized by CKK or its Distributors are consistent with the reputation and prestige of the Trademarks.

    11.4 INFRINGING PRODUCTS. In order to assure proper use and protection of the Trademarks, CKK agrees, and it shall require each of its Distributors to agree, to provide written notification to Cadence if CKK or such Distributor purchases, or receives an offer to purchase, any products with a Trademark from a source other than Cadence.

12. NONDISCLOSURE OF CONFIDENTIAL INFORMATION.

    12.1 ACCESS AND USE OF CONFIDENTIAL INFORMATION. During the course of performance of this Agreement, each party will disclose (the "Disclosing Party') certain Confidential Information to the other party (the "Receiving Party") solely to permit the Receiving Party to perform its obligations under this Agreement. Each Receiving Party agrees that such Confidential Information shall be kept secret by the Receiving Party during the term of this Agreement and for five (5) years after the expiration hereof. The Receiving Party shall refrain from using or exploiting any and all Confidential Information of the Disclosing Party for any purposes or activities other than those contemplated in this Agreement.

    12.2 AGREEMENT NOT TO DISCLOSE CONFIDENTIAL INFORMATION. The Receiving Party shall not disclose or facilitate disclosure of such Confidential Information to any Person without the prior written consent of the Disclosing Party, except, in the case of CKK, to its Distributors, Representatives or End Users, and then only to the extent necessary for the performance of the activities contemplated by this Agreement or the End User Agreements, respectively. CKK shall cause each of its Distributors, Representatives or End Users with access to the Confidential

                                         16.

Information of Cadence to enter into a nondisclosure agreement in a form approved by Cadence in writing. The Receiving Party shall use the highest standard of care currently employed by any distributor or end user of high technology products in order to avoid disclosure or misappropriation of the Confidential Information.

    12.3 OWNERSHIP AND RETURN OF CONFIDENTIAL INFORMATION. All files, lists, records, documents, drawings, specifications, equipment and computer programs which incorporate or refer to all or a portion of the Confidential Information of Cadence shall remain the sole property of Cadence or its suppliers. Such materials shall be promptly returned (i) upon Cadence's reasonable request, or (ii) in accordance with Section 21.3 ("Return of Materials") of this Agreement, upon termination of this Agreement, whichever is earlier. In addition, the parties agree that the End User information supplied pursuant to Section 7.3 is the Confidential Information of Cadence. Notwithstanding the foregoing, the parties agree that any End User information retained in the memory of CKK employees, but not reduced to writing or other tangible form by such employees after return of Cadence's Confidential Information as required by this section, may be used by CKK, but not disclosed to any third party, subsequent to the termination of this Agreement, even if such End user information was in written or other tangible form prior to its return to Cadence.

    12.4 INJUNCTIVE RELIEF. CKK understands and agrees that the Confidential Information constitutes valuable business assets of Cadence and its suppliers, the unauthorized use or disclosure of which may irreparably damage Cadence and/or its suppliers. In the event of breach of confidence or threatened breach of CKK's confidentiality obligations pursuant to this section, Cadence and/or its suppliers shall be entitled to an injunction restraining CKK from violating such obligations under this section. Nothing in this section shall be construed as prohibiting Cadence and/or its suppliers from pursuing any other remedies available to them for such breach or threatened breach by CKK.

    12.5 EXCEPTIONS. The provisions of this section shall not apply, or cease to apply, to data and information supplied by Cadence or its suppliers if such data or information (i) was already known to CKK; (ii) came into the public domain without breach of confidence by CKK or any other Person; (iii) was received by CKK from a third party without restrictions on their use in favor of Cadence or its suppliers; or (iv) is required to be disclosed pursuant to any statutory or regulatory provision or court order; provided that CKK shall have the burden of establishing any of the foregoing exceptions by conclusive evidence.

13. PRODUCTS PROVIDED "AS-IS".

    13.1 END USER WARRANTY. Should a Product fail to perform as warranted within the warranty period extended to End Users in the End User Agreement, Cadence will replace the defective Product, at its sole cost and expense, when it is returned to CKK or such Distributor by the applicable End User during the relevant warranty period. Proof of date of delivery of the returned product is required. If Cadence is unable to replace the defective Product, CKK will refund the purchase price of the Product to the End User. In the event CKK refunds to an End User the purchase price of any Product under warranty, Cadence agrees to credit CKK the amount paid by CKK to Cadence for such Product, provided that CKK returns the defective Product to Cadence with documentation sufficient to establish that the Product was defective during the warranty period and that such defect was covered by the warranty. The warranty extended to End Users will not apply if the Product fails or is damaged after delivery to the End

                                         17.

User due to accident, abuse or misuse, or if the Product has been used or maintained in a manner not conforming to Product manual instructions, has been modified in any way, or has had any serial number removed or defaced. Repair by anyone other than Cadence or its Affiliates, CKK or its Distributors will void the End User warranty. CKK may exchange a defective Product with a replacement Product from CKK's inventory. In such event, Cadence will promptly restock CKK's inventory with a replacement unit of the Product.

    13.2 NO WARRANTIES. CADENCE AND ITS SUPPLIERS DO NOT WARRANT THE OUTPUT OF THE PRODUCTS TO MEET THE TECHNICAL DESIGN OR OTHER STANDARDS OR REQUIREMENTS WHICH MAY BE APPLICABLE TO ANY PERSON'S BUSINESS. CADENCE AND ITS SUPPLIERS DO NOT MAKE OR GIVE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE USEFULNESS OR THE EFFICACY OF THE PRODUCTS, IT BEING UNDERSTOOD THAT THE DEGREE OF SUCCESS WITH WHICH EQUIPMENT, SOFTWARE PROGRAMS AND MATERIALS CAN BE APPLIED TO ELECTRONIC DESIGN AUTOMATION IS DEPENDENT UPON MANY FACTORS, MANY OF WHICH ARE NOT UNDER CADENCE'S OR ITS SUPPLIERS' CONTROL. EXCEPT AS PROVIDED IN SECTION 13.1, THE PRODUCTS ARE DELIVERED TO CKK "AS-IS" WITHOUT WARRANTY OF ANY KIND. EXCEPT AS PROVIDED IN SECTION 13.1, ALL WARRANTIES, EXPRESS OR IMPLIED OR IMPOSED BY STATUTE OR OTHERWISE, IN RESPECT OF THE PRODUCTS AND ANY RELATED SERVICES, INCLUDING ANY WARRANTIES AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CORRESPONDENCE WITH DESCRIPTION, AND NONINFRINGEMENT, ARE HEREBY EXCLUDED.

14. LIMITATION ON DAMAGES.

    14.1 IN NO EVENT WILL CADENCE OR ITS SUPPLIERS BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES EVEN IF, CADENCE OR ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
CADENCE'S AND ITS SUPPLIERS' AGGREGATE CUMULATIVE LIABILITY FOR DAMAGES SHALL NOT EXCEED THE AGGREGATE PAYMENTS RECEIVED BY CADENCE FROM CKK FOR THE PRODUCTS THAT ARE THE BASIS OF CADENCE'S AND/OR ITS SUPPLIERS' LIABILITY.

    14.2 IN NO EVENT WILL CKK OR ITS DISTRIBUTORS BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES EVEN IF CKK OR ITS DISTRIBUTORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. CKK'S AND ITS DISTRIBUTORS' AGGREGATE CUMULATIVE LIABILITY FOR DAMAGES SHALL NOT EXCEED THE AGGREGATE PAYMENTS RECEIVED BY CADENCE FROM CKK FOR THE PRODUCTS THAT ARE THE BASIS OF CKK'S AND/OR ITS DISTRIBUTORS' LIABILITY.

15. INDEMNIFICATION.

    15.1 CKK INDEMNIFICATION OF CADENCE AND ITS AFFILIATES. CKK agrees to indemnify and hold Cadence and its Affiliates harmless from and against any and all claims, suits, proceedings, losses, liabilities, damages, costs and expenses (inclusive of Cadence's and its Affiliates' reasonable attorneys' fees) (collectively, "Liabilities") made against or incurred by Cadence and its Affiliates as a result of any breach of this agreement by CKK, or breach of any

                                         18.

duty, warranty or obligation hereunder, or resulting from any claim by reason of any act on the part of CKK and its Representatives that is outside the scope of this Agreement. CKK shall be solely responsible for, and shall indemnify and hold Cadence and its Affiliates harmless from and against, any and all Liabilities based upon warranties or representations made by CKK and its Representatives which differ from the warranty approved by Cadence in the End User Agreement and differ from any representations of Cadence made in Cadence's documentation for the Products.

    15.2 CADENCE INDEMNIFICATION OF CKK. Cadence agrees to indemnify and hold CKK and Distributors harmless against any and all Liabilities resulting from any breach by Cadence of this Agreement or breach of any duty, warranty or obligation hereunder, or resulting from any claim that may be made by reason of any act or omission of Cadence and its Representatives; PROVIDED, HOWEVER, that any Liabilities arising from the infringement or alleged infringement of any proprietary rights of another Person shall not be covered by this indemnity unless such Liabilities arise from the infringement or alleged infringement of any United States registered copyright or patent (hereinafter collectively "Third Party Proprietary Rights") by the current and unmodified versions of the Products, in which case Cadence also agrees to indemnify End Users under the terms of the End User Agreement. If any claim is made or any proceeding is instituted against CKK and/or End Users to which the indemnity set forth in this section applies, CKK shall notify Cadence thereof, and Cadence, at its expense, shall respond to such claim and shall conduct such proceedings on behalf of CKK and/or End Users under the terms of the End User Agreement. CKK agrees that it will fully cooperate, and use its reasonable efforts to cause all End Users to cooperate, with Cadence to resolve any such claims.

    15.3 REMEDIES FOR INFRINGEMENT. Should the use of the current and unmodified versions of the Products furnished by Cadence to CKK hereunder be found by a court of competent jurisdiction to infringe any Third Party Proprietary Rights, and should CKK's and/or the End Users' use of the Products be enjoined, then Cadence shall in a reasonable time either:

         (a)  obtain for CKK and/or End Users the right to use the Products;

         (b) modify the Products so that their use no longer infringes any Third Party Proprietary Rights; or

         (c) replace the Products with programs that do not infringe any Third Party Proprietary Rights.

         (d) Should Cadence fail to or be unable to take one of the steps set forth in subsections (a) through (c) above, then Cadence shall request CKK to return the Products and upon their return, refund the price paid by CKK for the Products, less a reasonable charge for the time during which CKK and/or End Users had use of the Products. Cadence shall make this refund over a period of time to be determined by good faith negotiations but not to exceed ninety (90) days following return of the Products. Notwithstanding the limitation of liability provided in Section 14, and notwithstanding the proviso in the first sentence of Section 15.2 which provides that liabilities arising from intellectual property infringement shall not be covered by the indemnity set forth in Section 15.2 unless such liability arises from the infringement or alleged infringement of any United States registered copyright or patent ("Patent Liabilities"), if CKK is subject to a claim from a third party which claim alleges damages in excess of the limitations of
Section 14 or alleges liability for intellectual property infringement other than the

                                         19.

Patent Liabilities set forth above, the parties will discuss in good faith joint strategies for the defense of such claim and the sharing of liabilities notwithstanding such limitations or proviso. CKK agrees that the foregoing shall be CKK's sole and exclusive remedies in the event any Product is determined to infringe any Third Party Proprietary Right.

16. COMPLIANCE WITH APPLICABLE LAWS.

    16.1 EXPORT CONTROL. In the performance of their respective obligations under this Agreement, Cadence and CKK shall, at all times, strictly comply with all applicable laws, regulations and orders of the United States, Ireland, and the Territory. Without limiting the generality of this section, CKK specifically acknowledges that the Products and the Confidential Information supplied to CKK in accordance with the terms of this Agreement are subject to the United States export controls, pursuant to the Export Administration Regulations, 15 C.F.R. Parts 368-399, and CKK agrees, and shall cause each Distributor and End User to agree, that it shall not export or reexport the Products, the Confidential Information or any direct product thereof, directly or indirectly to, or for use in, any country outside the Territory without the prior written authorization of Cadence and the United States government.

    16.2 AUTHORIZATION. CKK shall, at its own expense, make, obtain, and maintain in force at all times during the term of this Agreement, all reports, licenses, permits and authorizations (collectively, "Authorizations") required under applicable law, regulation or order in the Territory in order for CKK to perform its obligations under this Agreement. Cadence shall provide CKK with such assistance as CKK may reasonably request in making or obtaining any such Authorizations. In the event that the issuance of any such Authorization is conditioned upon an amendment or modification to this Agreement which is reasonably unacceptable to Cadence, Cadence shall have the right to terminate this Agreement without any further obligation whatsoever to CKK.

    16.3 OTHER LAWS. At its own expense, CKK shall comply with all applicable laws, regulations, rules, ordinances and orders regarding its
activities related to this Agreement.   Without limiting the foregoing, CKK
shall comply with the U.S. Foreign Corrupt Practices Act and shall not make any payments to third parties which would cause Cadence or CKK to violate such laws.

17. ASSIGNMENT.

    17.1 LIMITS ON ASSIGNMENT BY CKK. At any time, but no less than, one (1) year after the Effective Date, CKK may assign all of its rights and delegate all of its obligations under this Agreement to Innotech. Except as set forth above, CKK shall not assign any of its rights, or delegate any of its obligations, under this Agreement, either directly or indirectly, by operation of law or otherwise, without the prior written consent of Cadence. Any attempt by CKK to assign any of its rights or delegate any of its duties hereunder in violation of this Section 17.1 shall be null and void.

    17.2 ASSIGNMENT BY CADENCE. Cadence may upon written notice to CKK freely assign any or all of its rights or duties under this Agreement to an Affiliate of Cadence which has substantially the same rights and capabilities of Cadence (including the right to distribute Products) to fulfill its obligations under this Agreement, on the condition that the assignee's

                                         20.

rights and obligations under this Agreement remain unmodified and in full force and effect in accordance with the terms of this Agreement.

    17.3 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

18. DISPUTE RESOLUTION. The following procedure will be adhered to in all disputes or with respect to any other problems arising under this Agreement which the parties, including Distributors, cannot resolve informally. The aggrieved party shall notify the other party in writing of the nature of the dispute or other problem with as much detail as possible about the deficient performance, if any, of the other party or otherwise as to the nature of the dispute or problem. A representative appointed by each of the parties ("Dispute Resolvers") shall meet (in person or by telephone) within seven days after the date of the written notification to reach an agreement about the nature of the deficiency or problem and the corrective action to be taken by the respective parties. The Dispute Resolvers shall produce a report about the nature of the dispute or problem in detail to their respective management. If the Dispute Resolvers are unable to agree on corrective action or their agreement is not implemented, the managers to whom the Dispute Resolvers (directly or indirectly) report ("Management") shall meet or otherwise act to facilitate an agreement within 14 days of the date of the written notification. If Management cannot resolve the dispute or problem or otherwise agree upon a written plan of corrective action to do so within seven days after their initial meeting or other action, of if the agreed-upon completion dates in the written plan of corrective action are exceeded, either party may request arbitration as provided for in Section 19 ("Arbitration. Choice of Forum and Venue"). Except as otherwise specifically provided, neither party shall terminate this Agreement for breach or initiate arbitration, unless and until this dispute resolution procedure has been employed or waived.

19. ARBITRATION.

    19.1 ARBITRATION. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination, or invalidity thereof, that cannot be settled amicably through the dispute resolution procedure under Section 18 ("Dispute Resolution") shall be settled by final and binding arbitration pursuant to the Japan-American Trade Arbitration Agreement of September 16, 1952, if Cadence is the respondent, in San Francisco, California, United States of America, by the American Arbitration Association ("AAA") in accordance with the UNCITRAL Arbitration Rules in effect on the date of this Agreement, or, if CKK is the respondent, in Tokyo, Japan by the Japan Commercial Arbitration Association ("JCAA") in accordance with the UNCITRAL Arbitration Rules. There shall be three (3) arbitrators and each party hereto is entitled to designate one arbitrator for confirmation by AAA or JCAA, as the case may be. If a party fails to nominate an arbitrator within the time period specified by the applicable rules of AAA or JCAA, as the case may be, the Chairman of AAA or JCA, as the case may be, shall appoint an arbitrator for that party. The two arbitrators so designated by the parties hereto shall agree on the third arbitrator, who will act as the Chairman of the board of arbitrators. In the event of their being unable to agree upon the third arbitrator within thirty (30) days of after their confirmation by AAA or JCAA, as the case may be, the third arbitrator shall be nominated by the Chairman of AAA or JCAA, as the case may be.

    The language of the arbitration shall be English. At the first arbitration hearing, the parties will (i) agree on the discovery schedule for the arbitration, (ii) arrange an acceptable

                                         21.

schedule for the resolution of any procedural or legal issues and (iii) in all respects arrange for the most expeditious hearing possible of the matters in dispute.

    19.2 SCOPE. The arbitrator or arbitrators shall be empowered to award only those damages which are permitted in this Agreement, subject to any disclaimers of damages and liability limits set forth in this Agreement, but the arbitrator or arbitrators shall not have the authority to reform, modify or materially change this Agreement. The award rendered by the arbitrator(s) shall include costs of the arbitration, reasonable attorneys' fees and reasonable costs for experts and other witnesses. Judgment on the award may be entered in any court having jurisdiction.

    19.3 PROVISIONAL RELIEF. The parties agree that the arbitrator(s) shall have the authority to issue interim orders for provisional relief, including, but not limited to, orders for injunctive relief, attachment or other provisional remedy, as necessary to protect either party's name, proprietary information, trade secrets, know-how or any other proprietary right. The parties agree that any interim order of the arbitrator(s) for any injunctive or other preliminary relief shall be enforceable in any court of competent jurisdiction. In addition, nothing in this Agreement shall be deemed as preventing either party from seeking provisional relief in order to protect that party's name or proprietary rights.

    19.4 BINDING NATURE OF AWARD. The award of the arbitrator shall be final and binding upon the parties without appeal or review. In connection with any application to confirm, correct or vacate the arbitration award, any appeal of any order rendered pursuant to any such application, or any other action required to enforce the arbitration award, the prevailing party shall be entitled to recover its reasonable attorneys' fees, disbursements and costs incurred in any post-arbitration award activities.

20. TERM AND TERMINATION.

    20.1 TERM. This Agreement shall be effective from and after the Effective Date for a period of ten (10) years (the "Initial Term"), unless terminated earlier in accordance with the terms of this section. Following the Initial Term, this Agreement shall be automatically renewed upon the agreement of the parties for additional five (5) year terms (each, a "Renewal Term").

    20.2 IMMEDIATE TERMINATION. Notwithstanding the provisions of Section 18 ("Dispute resolution"), this Agreement may also be terminated, effective immediately, by giving written notice upon the occurrence of any of the following events:

         (a) By Cadence upon any breach by CKK of its duties and obligations under Section 2.4 ("No Right to Source Code"), or Section 12 ("Nondisclosure of Confidential Information") of this Agreement;

         (b) By either party upon the dissolution or insolvency of the other party, or petition for bankruptcy of the other party made by such other party, and/or the appointment of a trustee or receiver in bankruptcy for the other party;

         (c) By either party, in the event of a petition for bankruptcy of the other party, which petition is made by a third party and is not withdrawn or dismissed within one hundred twenty (120) days after it is made;

                                         22.

         (d) By Cadence upon the enactment of a law, decree, or regulation by any governmental unit within the Territory which would (i) materially adversely affect the right of Cadence to terminate or elect not to renew this Agreement as herein provided, or (ii) materially impair or restrict Cadence's right, title or interest in the Products or the Intellectual Property Rights therein; or

         (e) By Cadence in the event CKK fails to make any payment when due and fails to cure such breach within sixty (60) days after the date of notice by Cadence; or

         (f) By Cadence in the event CKK attempts to assign its rights or delegate its obligations under this Agreement without obtaining Cadence's consent if required by Section 17.1 ("Limits on Assignment by CKK").

         (g) By either party if the other party undergoes (i) a sale of all or substantially all of its assets, or (ii) a change, within any ninety (90) day period, of the Persons that control 50% or more of its equity securities or voting interests; PROVIDED, HOWEVER, that any reorganization or merger of CKK with Innotech shall not trigger this provision.

    20.3 TERMINATION FOR MATERIAL BREACH. If either party shall commit any material breach or be in material default of its duties and obligations under this Agreement, other than those breaches covered by Section 20.2 ("Termination for Cadence's Failure to Deliver Competitive Product"), and
Section 20.3 ("Immediate Termination"), the non-breaching party may give to the breaching party written notice of the breach or default and may request that such breach or default be cured. If the breaching party shall fail to cure such breach or default within sixty (60) days after the date of the notice of breach or default, the non-breaching party, subject to the provisions of Section 18 ("Dispute Resolution"), may terminate this Agreement immediately by giving written notice of termination to the breaching party.

21. EFFECT OF TERMINATION.

    21.1 ORDERLY TERMINATION. In the event of termination of this Agreement, regardless of the cause thereof, the parties shall abide by and uphold any rights or obligations accrued or existing on the date of termination, including obligations to provide Product to End Users. The parties agree to continue cooperating with each other and to carry out an orderly termination of their relations. CKK agrees to cease continued marketing of the Products and will thereafter not enter into any End User Agreement or any other type of agreement with regard to the Products.

    21.2 ASSIGNMENT OF END USER AGREEMENTS. Notwithstanding the termination of this Agreement for any reason whatsoever, all End User Agreements entered into by CKK or any Distributor and End Users prior to such termination shall remain in full force and effect, enforceable in accordance with their terms; PROVIDED, HOWEVER, that CKK and its Distributors shall assign to Cadence or to a third Person designated by Cadence all of CKK's and its Distributors' rights in any and all End User Agreements. CKK and its Distributors shall fully cooperate with Cadence and shall take all steps and execute any and all documents as may be necessary or convenient to promptly effect such assignment, and upon assignment Cadence shall assume CKK's and its Distributors' rights and obligations thereunder.

                                         23.

    21.3 RETURN OF MATERIALS. Upon termination of this Agreement, CKK and its Distributors shall promptly complete all installation and related services in progress. Within ten (10) days thereafter, CKK and its Distributors shall return to Cadence all Products then in its possession, and all promotional materials and other literature relating to the Products in CKK's and its Distributors' possession and any and all Confidential Information which is in written, recorded or other tangible form. CKK and its Distributors hereby expressly waive and agree not to assert any right of detention whatsoever with respect to such Products, promotional materials, literature and Confidential Information.

22. PERFORMANCE ISSUES.

    22.1 BACKGROUND. The parties acknowledge that certain performance-related issues may arise during the course of their performance under this Agreement, which issues are detailed below in Section 22.2 ("Target Issues") and Section 22.3 ("Product Issues"). Notwithstanding anything to the contrary contained in this Agreement, including in Section
20.4 ("Termination for Material Breach"), the parties agree that in the event the circumstances described in either of Sections 22.2 ("Target Issues") or
22.3 ("Product Issues") arise, the parties shall treat such issues in the manner prescribed in such Sections.

    22.2 TARGET ISSUES. CKK shall receive [*] and other [*] for its [*] pursuant to the Product, Bookings and other discount and remuneration procedures set forth in Exhibit C ("Pricing Schedule"). Promptly after [*] hereunder, the parties shall meet and review the performance of CKK hereunder, including (i) [*] and (ii) [*] achieved in a [*] was done in such as way as to [*] on a [*] while [*] agreed upon by the parties. In the event CKK fails for [*] to achieve the [*] Cadence shall have the right to [*] in accordance with [*] that [*] hereby [*].

    22.3 PRODUCT ISSUES. [*] of [*] that [*] are [*] when [*] shall [*] and [*]. [*] shall [*] and shall [*]. [*] in accordance with [*] that [*] that it [*] by reason of [*]. In the event [*] but [*] shall not [*].

23. GENERAL PROVISIONS.

    23.1 INDEPENDENT CONTRACTORS. The relationship between Cadence and CKK established by this Agreement is that of independent contractors, and nothing in this Agreement shall be construed to constitute the parties as principal and agent, employer and employee, partners, joint venturers, co-owners, agents or otherwise as participants in a joint undertaking. The parties understand and agree that, except as specifically provided for in this Agreement, Cadence does not grant CKK the power or authority to make or give any agreement, statement, representation, warranty or other commitment on behalf of Cadence or Cadence US, or to enter into any contract or otherwise incur any liability or obligation, express or implied, on behalf of Cadence or Cadence US, or to transfer, release or waive any right, title or interest of Cadence or Cadence US.

    23.2 WAIVER. The waiver by either party of a breach or default in any of the provisions of this Agreement by the other party shall not be construed as a waiver of any succeeding breach of the same or other provisions; nor shall any delay or omission on the part of

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                         24.

either party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any breach or default by the other party.

    23.3 NOTICES. Unless otherwise specifically provided, all notices required or permitted by this Agreement shall be in writing and in English and may be delivered personally, or may be sent by cable, telex, telefax, or air mail, return receipt requested, sent the addresses first above shown. Any notice shall be deemed to have been received as follows: (1) personal delivery, upon receipt; (2) cable, telex and telefax, twenty-four hours after transmission; (3) registered airmail, ten days after delivery to the postal authorities by the party serving notice.

    23.4 FORCE MAJEURE. Neither party shall be liable to the other party for any delay or omission in the performance of any obligation under this Agreement, other than an obligation to pay money, where the delay or omission is due to any cause or condition beyond the reasonable control of the party obliged to perform, including, but not limited to, strikes or other labor difficulties, acts of God, acts of government (including the inability to obtain a validated export license under the Export Administration Regulations), war, riots, embargoes, communication failures or inability to obtain supplies.

    23.5 SURVIVAL. Notwithstanding anything else in this Agreement, the terms of Sections 1 ("Definitions"), 12 ("Nondisclosure of Confidential Information"), 13 ("Products Provided "AS-IS"), 14 ("Limitation on Damages"), 15 ("Indemnification"), 18 ("Dispute Resolution"), 19 ("Arbitration"), 21 ("Effect of Termination"), and 22 ("General Provisions") shall survive termination or expiration of this Agreement.

    23.6 EXPENSES. Each party shall bear its respective expenses incurred in completing its responsibilities under this Agreement.

    23.7 SECTION HEADINGS. The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any such section nor in any way affect this Agreement.

    23.8 PARTIES REPRESENTED BY COUNSEL. This Agreement has been negotiated between unrelated parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted in their own self interest. In addition, each party has been represented by legal counsel. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purpose of the parties, and this Agreement shall not be interpreted or construed against any party to this Agreement because that party of any attorney or Representative for that party drafted this Agreement. Or participated in the drafting of this Agreement.

    23.9 AMENDMENT. No change, modification or amendment of this Agreement shall be valid or binding on the parties unless such change or modification shall be in writing signed by the party or parties against whom the same is sought to be enforced.

    23.10 REMEDIES CUMULATIVE. Except as otherwise provided herein, the remedies of the parties under this Agreement are cumulative and shall not exclude any other remedies to which the party may be lawfully entitled.

                                         25.

    23.11 FURTHER ASSURANCES. Each party hereby covenants and agrees that it shall execute and deliver such deeds and other documents as may be required to implement any of the provisions of this Agreement.

    23.12 NUMBER AND GENDER. Whenever required by the context, the singular number shall include the plural, the plural number shall include the singular, and the gender of any pronoun shall include all genders.

    23.13 COUNTERPARTS. This Agreement may be executed in counterparts and, upon delivery of counterparts which together show the execution by both parties hereto, shall constitute one agreement which shall inure to the benefit of and be binding upon the parties hereto.

    23.14 COMPUTATION OF TIME. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall on a Saturday, Sunday or any public or legal holiday, whether local or national, the person having such privilege or duty shall have until 5:00 p.m. (California Pacific
Time) on the next succeeding business day to exercise such privilege, or to discharge such duty.

    23.15 SEVERABILITY. To the extent that any law, statute, treaty or regulation by its terms as determined by a court, tribunal or other governmental authority of competent jurisdiction, is in conflict with the terms of this Agreement, the conflicting terms of this Agreement shall be superseded only to the extent necessary by the terms required by such law, statute, treaty or regulation. If any provision of this Agreement shall be otherwise unlawful, void, or for any reason unenforceable, then that provision shall be enforced to the maximum extent permissible so as to effect the intent of the parties. In either case, the remainder of this Agreement shall continue in full force and effect.

    23.16 GOVERNING LAW. This Agreement shall be governed by the laws of the United States of America and the State of California, United States of America, without giving effect to conflicts of laws principles.

    23.17 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements between the parties, whether written or oral, relating to the same subject matter. No modification, amendments or supplements to this Agreement shall be effective for any purpose unless in writing, signed by each party. Approvals or consents hereunder of a party shall also be in writing.

                                         26.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first shown above.

CADENCE DESIGN SYSTEMS K.K.       CADENCE DESIGN SYSTEM (IRELAND), LTD.

By: /s/ H. Raymond Bingham        By: /s/ Michael Greene
    --------------------------        -----------------------------

Name: H. Raymond Bingham          Name: Michael Greene
    --------------------------        -----------------------------

Title: Director                   Title: Director
      ------------------------          ---------------------------

Date: May 2, 1997                 Date: April 28, 1997
     ------------------------          ----------------------------

Cadence Design Systems (Japan) B.V.

By: /s/ Mark White
    --------------------------

Name: Mark White
    --------------------------

Title: Director
    --------------------------

Date: April 28, 1997
    --------------------------

                                         27.

Products in Japan, and CKK has appointed Innotech to act as a Distributor in accordance with the terms hereof, Cadence and CKK have asked Innotech to review this Agreement, including the obligations imposed on Distributors herein. Innotech acknowledges that it has reviewed this Agreement and it agrees that it will enter into a distribution agreement with CKK which is consistent with the terms hereof.

INNOTECH CORPORATION

By:
    --------------------------
Name:
    --------------------------
Title:
    --------------------------
Date:
    --------------------------

                                         28.

                                      EXHIBIT A
                             APPROVED END USER AGREEMENT

                                      EXHIBIT B
                                 PRODUCTS AND PRICES




    Cadence 97-A Japan Software & Services Price Book, dated March, 1997, is hereby incorporated herein by reference.

                                      EXHIBIT C
                                   PRICING SCHEDULE


GENERAL. The purpose of this Schedule is to align the objectives of CKK and its distributors with the revenue and bookings goals of Cadence.

PRICING DISCRETION [*] and its [*] authorized to [*] and [*] without [*] in the following cases:

    [*] with [*].

[*] including [*] must be [*].

A.  SUMMARY OF [*] PROCEDURES.

    1.   [*] AND [*].

         (a)  GENERAL.  During the [*] during a [*] purchases products at [*]

              (i)  [*] and

              (ii) [*]

[*] equals [*] for the period from the [*] for the period from [*] through [*]: and [*] for the period from [*] through [*].

The total of [*] in each [*].

         (b) RECONCILIATION. After the [*] the [*] shall be reconciled with [*] as follows:



[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              (i) [*]. The [*] rate shall be determined by the extent to which [*] its [*] pursuant to the following table:

               [*]                     [*]
               Above[*]                [*]


              [*]                     Target Rate [*]
              [*]                     Target Rate [*]
              [*]                     Target Rate [*]
              [*]                     Target Rate [*]
              [*]                     Target Rate [*]
[*]

Notwithstanding the foregoing, [*] for [*] the [*] shall be [*] to [*] for such reasons.

The [*] shall be [*] of [*].

              (ii) [*].  [*] shall be the [*] the [*].

The [*](i) [*] and (ii) [*] equals [*].

         (c)  [*].

              (i)  If [*] is [*] the [*].

              (ii) If [*] is [*] the [*].

All such [*] shall be [*].

    2.   [*] AND [*].

         (a) [*]. [*] shall be [*] as described in [*]. [*] shall be [*] as described in [*].

         (b)  [*].  [*] for [*] and [*] shall be [*] as described in [*].

         (c)  [*].  [*]will [*] as described in [*].

B.  [*] and [*] and [*].

    1.   [*].

For each [*] by [*] during a [*] based on the following formula:

                        [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                          2.

[*]

[*]

[*] equals [*] for the period from the [*] for the period from [*] through [*]; and [*] for the period from [*] through the [*]; and

[*] is the applicable [*] at the [*] shall be the [*] for [*].

         (a)  CALCULATION OF [*] USED FOR [*] BASED ON [*].

    At the end of each [*], [*] will be [*] to determine the [*] pursuant to the procedures set forth in [*]. For example during the [*] when the [*] shall be determined by [*] pursuant to the following table:

         [*]                [*]


         Above [*]          [*]


               [*]          [*]
               [*]          [*]
               [*]          [*]
               [*]          [*]
               [*]          [*]
    [*]

For [*] shall be [*].

    2.   [*] AND [*].

         (a)  [*].

    With respect to [*] based on the following formula:

                                            [*]

[*]

[*] and

[*] equals [*] for the period from [*] for the period from [*]; and [*] for the period [*]

         (b)  [*].

    [*] based on the following table:



[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                          3.

[*]                        [*]

              [*]          [*]

              [*]
If [*] are [*].

If [*] are [*].

[*]shall be [*].

    3.   [*] AND [*]

[*] shall [*].   As specified above, [*] and [*] will be determined as
follows:

    A.   A [*] is a [*] with [*] may
    [*] or [*]. On transactions in which [*] based on [*]. On transactions in which [*] and [*] as defined in [*]. [*] and other
    [*] in accordance with [*].

    B.   A [*] or [*] is a [*].  It may also
    be a [*] as described [*]
         [*]      [*]

         [*]           [*]
         [*]           [*]
         [*]           [*]
         [*]           [*]
         [*]           [*]

    The [*] is [*] then [*].  Based on the
    [*] for a particular deal, the [*].
    [*] described in [*] will [*] and
    [*] as defined in [*].  [*] will be
    [*] in accordance with [*] however, the
    [*]will be determined [*].

    4.   [*].
[*] will be [*] resulting from [*] of
[*] or greater, such [*]will be [*] and
[*] as follows:


    [*]           [*]           [*]        [*]


    [*]           [*]           [*]        [*]
    [*]           [*]           [*]        [*]
    [*]           [*]           [*]        [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                          4.

[*] will [*].

[*] will be [*] as [*] within [*] from the [*].

    5. SPECIAL PROGRAMS. The Parties will agree on [*] for special programs [*].

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                          5.

                                      EXHIBIT D
                              TRADEMARKS AND TRADE NAMES


     BITGRADE                CONVERGENCE                    PACKAGER-XL

        BONES                CORNERSTONE                       PEARL

  BONES DESIGNER           DESIGN FACTORY                  PIC DESIGNER

    BONES PLANNET        DESIGN FRAMEWORK II              PLD DESIGNER

       DRACULA                  DIVA                         PRANCE

         SPW              DL PLACE & ROUTE                    PRECICE
                                SYSTEM

       VERILOG                                                PREVAIL

    STARTGRADE               DSPARTNERS                       QPLACE

       ALLEGRO                ENVISION                       REDWOD

    ALTA GROUP                FLEXCHIP                    REDWOOD DESIGN
                                                            AUTOMATION

    ANALOG ARTIST           FPGA DESIGNER

    BOARDQUEST               GATE ENSEMBLE                    RESOLVE

     BONES CL.42                  IMS                      SCALDSYSTEM
                                                            (STYLIZED)

    BONES CL.9                  INCA                        SIG-XPLORER

  BLOCK ENSEMBLE                INQUERY                 SIGNAL PROCESSING
                                                            WORKSYSTEM

       CADENCE                   LAYDE

 CADENCE & DESIGN              LEAPFROG                  SILICON EXPRESS

    CELL ENSEMBLE            LOGIC MASTER                SILICON ENSEMBLE


  CELL3 ENSEMBLE            LOGIC WORKBENCH             SILICON SYNTHESIS

      CHECKPLUS                 MASKAP                    SILICONQUEST

     COMPOSER                MODULEMAKER                     SIMVISION


                                          1.

       CONCEPT                    MSP                         SKILL

       CONCICE               NC-VERILOG                      SKILL++

     CONNECTIONS              OPENBOOK                      SMARTBLOCKS

       SMARTGE            CADENCE & DEVICE

      SMARTPATH                VERICAD

      SOURCELIN            BONES (STYLIZED)

       SPECTRE              CADENCE DESIGN
                            SYSTEMS, INC.

       SYNERGY

TELOS VENTURE PARTNERS        VERITIME

       THERMAX

      TRACEGARD

       VAMPIRE

   VERIFAULT-XL

       VHDL

     VIRTUOSO

 VISUAL ARCHITECT

      WARPROUTE



                                          2.

                                      EXHIBIT E
                            EXCLUDED PRODUCTS AND SERVICES

COMPANY: [*]

CATEGORY:

[*]

               PRODUCT                            VENDOR NAME
          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]


          [*]



               PRODUCT                            VENDOR NAME
          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                          1.

               PRODUCT                            VENDOR NAME
          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]


          [*]

               PRODUCT                            VENDOR NAME
          [*]                     [*]

          [*]                     [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                          2.

               PRODUCT                            VENDOR NAME
          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

COMPANY:  [*]

CATEGORY:

[*]

               PRODUCT                            VENDOR NAME
          [*]                     [*]

          [*]                     [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                          3.

               PRODUCT                            VENDOR NAME
          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]


          [*]
               PRODUCT                            VENDOR NAME
          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]


          [*]

               PRODUCT                            VENDOR NAME
          [*]                     [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                          4.

               PRODUCT                            VENDOR NAME
          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

          [*]                     [*]

COMPANY:  [*]

CATEGORY:

[*]

[*]

               [*]           [*]

               [*]           [*]

               [*]           [*]

               [*]           [*]

               [*]           [*]

               [*]           [*]

[*]

               [*]           [*]

               [*]           [*]

               [*]           [*]

               [*]           [*]

                             [*]

                             [*]

[*]

[*]                          [*]

               [*]           [*]

               [*]           [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                          5.

               [*]           [*]

               [*]           [*]

               [*]           [*]

               [*]           [*]

               [*]           [*]

               [*]           [*]

               [*]           [*]

[*]

[*]

               [*]

               [*]

               [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                          6.

                                      EXHIBIT F
                             EXISTING THIRD PARTY RIGHTS

1.   SC Hightech Corporation to distribute HLDS products

2.   Sony/Tectronix Corporation to distribute ALTA products

                                          EXHIBIT A TO DISTRIBUTION AGREEMENT

                                                       AGREEMENT NO. ________


                         SOFTWARE LICENSE AGREEMENT
                       STANDARD TERMS AND CONDITIONS

THIS SOFTWARE LICENSE AGREEMENT ("AGREEMENT") is made _____ day of ________, 19____, between Cadence Design Systems, Inc., ("CADENCE") and the undersigned, ("CUSTOMER"). Customer desires by this Agreement to obtain from Cadence licenses to use certain Licensed Programs and related Documentation (as defined below) and establish the terms and conditions of all such transactions between them. Therefore, Cadence and Customer agree as follows:

-----------------------------------------------------------------------------

1.  DEFINITIONS.  The following definitions apply herein:

a) "PRODUCT QUOTATION" or "QUOTATION" means a written quote from Cadence to Customer identifying the Licensed Programs, quantity, charges, and other information relevant to a specific transaction which Cadence is quoting to Customer.

b) "LICENSED PROGRAM" means each executable software program and any updated, improved or otherwise modified versions thereof furnished by Cadence pursuant to a Product Quotation or an order from Customer solely for Customer's internal purposes only; it may include software licensed by Cadence from third parties.

c) "LICENSED USE" herein shall mean copying, running, or otherwise executing any portion of the Licensed Program including loading data into or displaying, viewing, or extracting output results therefrom for the purpose of assisting Customer in the design, test, or manufacture of electronic elements, circuits, or systems.

d) "DESIGNATED EQUIPMENT" means a computer or workstation as identified by manufacturer, make, model, serial number, and host I.D. number, which has the configuration, capacity, operating software and requisite applications prescribed in the Licensed Program Documentation as necessary or desirable for the Licensed Program's operation.

e) "DOCUMENTATION" means any and all information, written or otherwise, provided to Customer by Cadence describing the Licensed Program, its operation and matters related to its Licensed Use and any updated, improved or modified version(s) of such materials, in published written material, on magnetic media or communicated by electronic means.

f) "DESIGNATED SITE" means the specific address of Customer's facility consisting of one or more buildings within a radius of one mile of where the Designated Equipment upon which the Licensed Programs are installed.

2.  LICENSE GRANT.

Cadence hereby grants and Customer accepts, subject to this Agreement, a 99-year, non-transferable, non-exclusive, fully paid, personal, limited license to internally use each Licensed Program on the Designated Equipment only at the Designated Site by a single user at a time (unless a multi-user license is specified in the quotation) and to utilize the Documentation at the Designated Site as is reasonably necessary for Customer's Licensed Use of the Licensed Program. If the Licensed Program is installed on a computer in a network within the Designated Site, it may be used only on one unit of Designated Equipment at a time. Customer shall not sublicense, modify, or permit third parties to use or otherwise access the Licensed Program or the Documentation. Customer shall not receive, use, nor have access to sourcecode relating to any Licensed Program.

3.  LOCATION AND TRANSFER.

Each license granted hereunder authorizes only Customer's Licensed Use of the Licensed Program(s) on specifically identified Designated Equipment at the specifically identified Designated Site. The Licensed Program may only be moved from the Designated Site or the Designated Equipment if the Designated Equipment malfunctions and only with Cadence's prior written consent. Customer will immediately return Cadence's Rehost Certificate when the Licensed Program is moved from either the previously identified Designated Equipment or Designated Site and completely remove the Licensed Program from such equipment.

4.  COPIES BY CUSTOMER.

Customer may make a reasonable number of copies of a Licensed Program only for archival purposes and only for use as back-ups when the Licensed Program is not operational. All legends, trademarks, tradenames, copyright legends and other identifications must also be copied when copying the Licensed Program. Documentation may not be copied except for a reasonable number of printed copies produced by Customer for internal use only from Documentation provided in electronic form. At Cadence's request, Customer will provide Cadence with a listing of the number of copies currently in possession or control by Customer.

5.  TERM AND TERMINATION.

(a) This Agreement is intended to commence at the time of shipment of the Licensed Programs.

(b) This Agreement hereunder may be terminated by Cadence:

    (i)   if Customer defaults in the timely payment of any monies due Cadence;
or

    (ii)  if Customer breaches any Confidentiality provisions herein, or

    (iii) in the event of a material breach by Customer of any provision of this Agreement where Customer fails to correct such breach within 30 days of written notice, or

    (iv) upon the insolvency, bankruptcy, reorganization, or assignment for the benefit of creditors of Customer.

Within 30 days after the date of termination of any License granted under this License Agreement, Customer shall furnish to Cadence written notice certifying that the original and all copies including partial copies of the corresponding Licensed Program, any Documentation, and any other materials received from Cadence have been returned or destroyed. Customer shall make prompt payment in full to Cadence for all amounts outstanding as of the date of termination.

6.  LIMITED WARRANTY.

(a) Cadence warrants for thirty (30) days after shipment that the recording media by which a Licensed Program is furnished is free of manufacturing defects and damage provided that the media has been properly installed by Customer on the Designated Equipment. Cadence does not warrant that any Licensed Program will meet Customer's requirements nor will be error free. As Customer's sole and exclusive remedy for breach of the warranty herein, Cadence will provide a suitable replacement media containing the Licensed Program.

(b) EXCEPT AS PROVIDED ABOVE, CADENCE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND DISCLAIMS ANY WARRANTIES WITH RESPECT TO THE LICENSED PROGRAM OR DOCUMENTATION, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, OR NON-INFRINGEMENT.

7. LIMITATION OF LIABILITY. CADENCE'S CUMULATIVE LIABILITY UNDER THIS AGREEMENT FOR ALL CAUSES OF ACTION SHALL BE LIMITED TO AND NOT EXCEED THE LICENSE FEE PAID BY CUSTOMER FOR THE LICENSED PROGRAMS REGARDLESS OF WHETHER CADENCE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE. CADENCE SHALL NOT BE LIABLE FOR COSTS OF

PROCUREMENT OF SUBSTITUTES, LOSS OF PROFITS, INTERRUPTION OF BUSINESS, OR FOR ANY OTHER SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF WARRANTY, CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE. CUSTOMER ACKNOWLEDGES THAT THE LICENSE FEE REFLECTS THIS ALLOCATION OF RISK. IN NO EVENT SHALL CADENCE'S LIABILITY FOR PROPERTY DAMAGE EXCEED THE GREATER OF $50,000, OR THE LICENSE FEE PAID BY CUSTOMER FOR THE LICENSED PROGRAM THAT CAUSED SUCH DAMAGE. CUSTOMER AGREES IT WILL TAKE NO LEGAL ACTION AGAINST CADENCE'S THIRD PARTY SOFTWARE SUPPLIERS.

8.  FEES AND TERMS OF PAYMENT.

Cadence's price list in effect at receipt of Customer's order shall apply unless otherwise provided in a Product Quotation provided to Customer by Cadence. Payment of the total amount invoiced is due thirty (30) days of the latter of shipment or invoice date.

9.  TAXES.

Customer will pay or reimburse all federal, state and local taxes (exclusive of taxes on Cadence's net income), duties and assessments, if any due, arising on or measured by amounts payable to Cadence under this Agreement.

10. SHIPMENT.

Delivery is to be made F.O.B. Customer's dock and shipping charges, including insurance, shall be paid by Cadence.

11. MAINTENANCE, INSTALLATION AND TRAINING.

License Program charges do not include maintenance, installation or training. Separate maintenance services are available under the terms of Cadence's Maintenance Services Agreement which Cadence recommends. Installation services and training, where available from Cadence, may also be ordered under separate agreement at Cadence's then current rates. Any installation assistance provided by Cadence hereunder shall be without liability or risk to Cadence.

12. PROPRIETARY RIGHTS INDEMNITY.

If any Licensed Program supplied hereunder becomes the subject of a claim of infringement of a U.S. patent or copyright, Cadence will indemnify Customer against such claim provided that Customer gives Cadence prompt written notice of such claim, allows Cadence to direct the defense and settlement of the claim, and cooperates with Cadence as necessary for defense and settlement of the claim. If an injunction is obtained against Customer's use of a Licensed Program, or if in Cadence's opinion such an injunction is likely to be obtained, Cadence shall have the right to obtain for Customer the right to continue using the Licensed Program, replace or modify the Licensed Program so that it becomes non-infringing, or terminate the license granted hereunder to such Licensed Program with refund to Customer of the license fee paid for such Licensed Program, (less a reasonable charge for the period during which Customer has had availability of such Licensed Program for use). Cadence will have no liability for any infringement claim to the extent it is based on modification of a Licensed Program other than by Cadence, with or without authorization; or results from failure of Customer to utilize an updated version of a Licensed Program; or results from compliance by Cadence with designs, plans or specifications furnished by Customer. THE FOREGOING STATES CADENCE'S ENTIRE LIABILITY AND CUSTOMER'S EXCLUSIVE REMEDIES FOR PROPRIETARY RIGHTS INFRINGEMENT.

13. PROTECTION OF LICENSED MATERIALS.

The Licensed Program and Documentation are the confidential and proprietary property of Cadence or third parties from whom Cadence has obtained rights. Customer receives no rights to and will not sell, assign, lease, market, transfer, encumber, or otherwise suffer to exist any lien or security interest (other than those of Cadence) on, nor allow any third person, firm, corporation, or other entity to copy, reproduce or disclose in whole or in part in any manner the Licensed Program or Documentation. Customer receives no rights to and shall not create nor attempt to create by reverse engineering, reverse assembly, reverse compiling any part of the sourcecode from any such Licensed Program or Documentation or permit any third party to do so. Customer shall take all reasonable steps, both during and after the term of this Agreement, to insure that no unauthorized persons shall have access to the Licensed Program or Documentation and that no unauthorized copy, in whole or in part, in any form shall be made. Customer's obligation under this section shall survive any termination of any other provision of this Agreement.

14. EXPORT.

The license granted hereunder does not permit export of the Licensed Programs or Documentation. In addition, Customer warrants that Customer shall comply with all U.S. laws regarding export and all other necessary approval and licensing requirements of the U.S. Dept. of Commerce and other agencies or departments of the U.S. Government.

15. ASSIGNMENT.

Neither party shall assign this Agreement, or delegate, or subcontract any portion of its rights, duties, or obligations under this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed. The party's consent to an assignment shall not be deemed to be a consent to any subsequent assignment. The following shall be deemed an assignment: (1) any dissolution, merger, consolidation, or other reorganization of or affecting the party, whether or not the party is the surviving corporation, and (2) the sale or transfer, whether is one or a series of transactions, of stock possessing more than fifty percent (50%) of the total combined voting power of all classes of the party's capital stock issued, outstanding and entitled to vote for the election of the directors.

16. NOTICES.

Notices to Customer shall be sent to the address specified beneath Customer's signature and to Cadence, to 555 River Oaks Parkway, San Jose, California 95134, Attn: Legal Department, or such new address as a party specifies to the other in writing.

17. ARBITRATION.

Any unresolved dispute arising pursuant to this Agreement shall be settled by arbitration before one arbitrator for disputes of under $50,000, otherwise before three arbitrators, provided that nothing in this Section shall restrict either party from applying for emergency relief pending final determination of a claim by arbitration or restrict Cadence from bringing action against Customer for infringement of any of Cadence's intellectual property rights hereunder. All arbitration shall be conducted in San Jose, California in accordance with the rules and regulations of the American Arbitration Association. Each party shall pay its own expenses associated with such arbitration, including 50% of the expenses of the neutral arbitrator(s). The judgment of the arbitrators shall be binding and entered in any court having jurisdiction thereof.

18. GENERAL.

This Agreement is governed by the laws of the State of California, U.S.A., without reference to the principles of conflict of laws. The original and official version of the Agreement has been written in the English language, each party specifically waives any right it may have under the laws and regulations of any country or jurisdiction to have this Agreement written in any other language than English. This Agreement is the complete and exclusive statement of the agreement between the parties and supersedes all proposals, oral or written, and all other communications between the parties relating to the subject matter of this Agreement. Any terms and conditions of any purchase order or other instrument issued by Customer in connection with this Agreement which are in addition to, inconsistent with or different from the terms and conditions of this Agreement shall be of no force or effect. This Agreement may be modified only by a written instrument duly executed by authorized representatives of the parties. Any waiver by either party of any condition, part, term, or provision of this Agreement shall not be construed as a waiver of any other condition, part, term, or provision or a waiver of any future event or circumstance. If any provision of this Agreement is held invalid or unenforceable, the remainder of the Agreement shall continue in full force and effect.

19. GOVERNMENT USE.

If Customer is a part of the U.S. Government, Customer agrees that the Licensed Program and Documentation are classified as "Commercial Computer Software" and "Commercial Computer Software Documentation." Pursuant to 48 CFR 12.00 et seq. and 48 CFR Section 227.7202-1 - Section 227.7202-4, the Government acquires only those rights as are set forth herein.

                            - End of Terms -


---------------------------------------------------------------------------
This Agreement shall be binding on the parties only after acceptance at Cadence's offices in California and signed by an Officer thereof.

CUSTOMER:____________________________   CADENCE DESIGN SYSTEMS, INC.
         (Print Name)

By: _________________________________   By: ______________________________
(Signature)                             (Signature)

_____________________________________   __________________________________
(Name)                                  (Name)

_____________________________________   __________________________________
(Title)                                 (Title)

_____________________________________   __________________________________
(Date)                                  (Date)


ADDRESS:

_____________________________________
_____________________________________
_____________________________________
_____________________________________
_____________________________________
(City, State, Zip Code, Country)

[Cadence Logo]


                                          EXHIBIT A TO DISTRIBUTION AGREEMENT

                                                       AGREEMENT NO. ________


                         SOFTWARE LICENSE AGREEMENT
                       STANDARD TERMS AND CONDITIONS

THIS SOFTWARE LICENSE AGREEMENT ("AGREEMENT") is made _____ day of ________, 19____, between Cadence Design Systems, Inc., ("CADENCE") and the undersigned, ("CUSTOMER"). Customer desires by this Agreement to obtain from Cadence licenses to use certain Licensed Programs and related Documentation (as defined below) and establish the terms and conditions of all such transactions between them. Therefore, Cadence and Customer agree as follows:

-----------------------------------------------------------------------------

1.  DEFINITIONS.  The following definitions apply herein:

a) "PRODUCT QUOTATION" or "QUOTATION" means a written quote from Cadence to Customer identifying the Licensed Programs, quantity, charges, and other information relevant to a specific transaction which Cadence is quoting to Customer.

b) "LICENSED PROGRAM" means each executable software program and any updated, improved or otherwise modified versions thereof furnished by Cadence pursuant to a Product Quotation or an order from Customer solely for Customer's internal purposes only; it may include software licensed by Cadence from third parties.

c) "LICENSED USE" herein shall mean copying, running, or otherwise executing any portion of the Licensed Program including loading data into or displaying, viewing, or extracting output results therefrom for the purpose of assisting Customer in the design, test, or manufacture of electronic elements, circuits, or systems.

d) "DESIGNATED EQUIPMENT" means a computer or workstation as identified by manufacturer, make, model, serial number, and host I.D. number, which has the configuration, capacity, operating software and requisite applications prescribed in the Licensed Program Documentation as necessary or desirable for the Licensed Program's operation.

e) "DOCUMENTATION" means any and all information, written or otherwise, provided to Customer by Cadence describing the Licensed Program, its operation and matters related to its Licensed Use and any updated, improved or modified version(s) of such materials, in published written material, on magnetic media or communicated by electronic means.

f) "DESIGNATED SITE" means the specific address of Customer's facility consisting of one or more buildings within a radius of one mile of where the Designated Equipment upon which the Licensed Programs are installed.

2.  LICENSE GRANT.

Cadence hereby grants and Customer accepts, subject to this Agreement, a 99-year, non-transferable, non-exclusive, fully paid, personal, limited license to internally use each Licensed Program on the Designated Equipment only at the Designated Site by a single user at a time (unless a multi-user license is specified in the quotation) and to utilize the Documentation at the Designated Site as is reasonably necessary for Customer's Licensed Use of the Licensed Program. If the Licensed Program is installed on a computer in a network within the Designated Site, it may be used only on one unit of Designated Equipment at a time. Customer shall not sublicense, modify, or permit third parties to use or otherwise access the Licensed Program or the Documentation. Customer shall not receive, use, nor have access to sourcecode relating to any Licensed Program.

3.  LOCATION AND TRANSFER.

Each license granted hereunder authorizes only Customer's Licensed Use of the Licensed Program(s) on specifically identified Designated Equipment at the specifically identified Designated Site. The Licensed Program may only be moved from the Designated Site or the Designated Equipment if the Designated Equipment malfunctions and only with Cadence's prior written consent. Customer will immediately return Cadence's Rehost Certificate when the Licensed Program is moved from either the previously identified Designated Equipment or Designated Site and completely remove the Licensed Program from such equipment.

4.  COPIES BY CUSTOMER.

Customer may make a reasonable number of copies of a Licensed Program only for archival purposes and only for use as back-ups when the Licensed Program is not operational. All legends, trademarks, tradenames, copyright legends and other identifications must also be copied when copying the Licensed Program. Documentation may not be copied except for a reasonable number of printed copies produced by Customer for internal use only from Documentation provided in electronic form. At Cadence's request, Customer will provide Cadence with a listing of the number of copies currently in possession or control by Customer.

5.  TERM AND TERMINATION.

(a) This Agreement is intended to commence at the time of shipment of the Licensed Programs.

(b) This Agreement hereunder may be terminated by Cadence:

    (i)   if Customer defaults in the timely payment of any monies due Cadence;
or

    (ii)  if Customer breaches any Confidentiality provisions herein, or

    (iii) in the event of a material breach by Customer of any provision of this Agreement where Customer fails to correct such breach within 30 days of written notice, or

    (iv) upon the insolvency, bankruptcy, reorganization, or assignment for the benefit of creditors of Customer.

Within 30 days after the date of termination of any License granted under this License Agreement, Customer shall furnish to Cadence written notice certifying that the original and all copies including partial copies of the corresponding Licensed Program, any Documentation, and any other materials received from Cadence have been returned or destroyed. Customer shall make prompt payment in full to Cadence for all amounts outstanding as of the date of termination.

6.  LIMITED WARRANTY.

(a) Cadence warrants for thirty (30) days after shipment that the recording media by which a Licensed Program is furnished is free of manufacturing defects and damage provided that the media has been properly installed by Customer on the Designated Equipment. Cadence does not warrant that any Licensed Program will meet Customer's requirements nor will be error free. As Customer's sole and exclusive remedy for breach of the warranty herein, Cadence will provide a suitable replacement media containing the Licensed Program.

(b) EXCEPT AS PROVIDED ABOVE, CADENCE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND DISCLAIMS ANY WARRANTIES WITH RESPECT TO THE LICENSED PROGRAM OR DOCUMENTATION, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, OR NON-INFRINGEMENT.

7. LIMITATION OF LIABILITY. CADENCE'S CUMULATIVE LIABILITY UNDER THIS AGREEMENT FOR ALL CAUSES OF ACTION SHALL BE LIMITED TO AND NOT EXCEED THE LICENSE FEE PAID BY CUSTOMER FOR THE LICENSED PROGRAMS REGARDLESS OF WHETHER CADENCE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE. CADENCE SHALL NOT BE LIABLE FOR COSTS OF

[Cadence Logo]


PROCUREMENT OF SUBSTITUTES, LOSS OF PROFITS, INTERRUPTION OF BUSINESS, OR FOR ANY OTHER SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF WARRANTY, CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE. CUSTOMER ACKNOWLEDGES THAT THE LICENSE FEE REFLECTS THIS ALLOCATION OF RISK. IN NO EVENT SHALL CADENCE'S LIABILITY FOR PROPERTY DAMAGE EXCEED THE GREATER OF $50,000, OR THE LICENSE FEE PAID BY CUSTOMER FOR THE LICENSED PROGRAM THAT CAUSED SUCH DAMAGE. CUSTOMER AGREES IT WILL TAKE NO LEGAL ACTION AGAINST CADENCE'S THIRD PARTY SOFTWARE SUPPLIERS.

8.  FEES AND TERMS OF PAYMENT.

Cadence's price list in effect at receipt of Customer's order shall apply unless otherwise provided in a Product Quotation provided to Customer by Cadence. Payment of the total amount invoiced is due thirty (30) days of the latter of shipment or invoice date.

9.  TAXES.

Customer will pay or reimburse all federal, state and local taxes (exclusive of taxes on Cadence's net income), duties and assessments, if any due, arising on or measured by amounts payable to Cadence under this Agreement.

10. SHIPMENT.

Delivery is to be made F.O.B. Customer's dock and shipping charges, including insurance, shall be paid by Cadence.

11. MAINTENANCE, INSTALLATION AND TRAINING.

License Program charges do not include maintenance, installation or training. Separate maintenance services are available under the terms of Cadence's Maintenance Services Agreement which Cadence recommends. Installation services and training, where available from Cadence, may also be ordered under separate agreement at Cadence's then current rates. Any installation assistance provided by Cadence hereunder shall be without liability or risk to Cadence.

12. PROPRIETARY RIGHTS INDEMNITY.

If any Licensed Program supplied hereunder becomes the subject of a claim of infringement of a U.S. patent or copyright, Cadence will indemnify Customer against such claim provided that Customer gives Cadence prompt written notice of such claim, allows Cadence to direct the defense and settlement of the claim, and cooperates with Cadence as necessary for defense and settlement of the claim. If an injunction is obtained against Customer's use of a Licensed Program, or if in Cadence's opinion such an injunction is likely to be obtained, Cadence shall have the right to obtain for Customer the right to continue using the Licensed Program, replace or modify the Licensed Program so that it becomes non-infringing, or terminate the license granted hereunder to such Licensed Program with refund to Customer of the license fee paid for such Licensed Program, (less a reasonable charge for the period during which Customer has had availability of such Licensed Program for use). Cadence will have no liability for any infringement claim to the extent it is based on modification of a Licensed Program other than by Cadence, with or without authorization; or results from failure of Customer to utilize an updated version of a Licensed Program; or results from compliance by Cadence with designs, plans or specifications furnished by Customer. THE FOREGOING STATES CADENCE'S ENTIRE LIABILITY AND CUSTOMER'S EXCLUSIVE REMEDIES FOR PROPRIETARY RIGHTS INFRINGEMENT.

13. PROTECTION OF LICENSED MATERIALS.

The Licensed Program and Documentation are the confidential and proprietary property of Cadence or third parties from whom Cadence has obtained rights. Customer receives no rights to and will not sell, assign, lease, market, transfer, encumber, or otherwise suffer to exist any lien or security interest (other than those of Cadence) on, nor allow any third person, firm, corporation, or other entity to copy, reproduce or disclose in whole or in part in any manner the Licensed Program or Documentation. Customer receives no rights to and shall not create nor attempt to create by reverse engineering, reverse assembly, reverse compiling any part of the sourcecode from any such Licensed Program or Documentation or permit any third party to do so. Customer shall take all reasonable steps, both during and after the term of this Agreement, to insure that no unauthorized persons shall have access to the Licensed Program or Documentation and that no unauthorized copy, in whole or in part, in any form shall be made. Customer's obligation under this section shall survive any termination of any other provision of this Agreement.

14. EXPORT.

The license granted hereunder does not permit export of the Licensed Programs or Documentation. In addition, Customer warrants that Customer shall comply with all U.S. laws regarding export and all other necessary approval and licensing requirements of the U.S. Dept. of Commerce and other agencies or departments of the U.S. Government.

15. ASSIGNMENT.

Neither party shall assign this Agreement, or delegate, or subcontract any portion of its rights, duties, or obligations under this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed. The party's consent to an assignment shall not be deemed to be a consent to any subsequent assignment. The following shall be deemed an assignment: (1) any dissolution, merger, consolidation, or other reorganization of or affecting the party, whether or not the party is the surviving corporation, and (2) the sale or transfer, whether is one or a series of transactions, of stock possessing more than fifty percent (50%) of the total combined voting power of all classes of the party's capital stock issued, outstanding and entitled to vote for the election of the directors.

16. NOTICES.

Notices to Customer shall be sent to the address specified beneath Customer's signature and to Cadence, to 555 River Oaks Parkway, San Jose, California 95134, Attn: Legal Department, or such new address as a party specifies to the other in writing.

17. ARBITRATION.

Any unresolved dispute arising pursuant to this Agreement shall be settled by arbitration before one arbitrator for disputes of under $50,000, otherwise before three arbitrators, provided that nothing in this Section shall restrict either party from applying for emergency relief pending final determination of a claim by arbitration or restrict Cadence from bringing action against Customer for infringement of any of Cadence's intellectual property rights hereunder. All arbitration shall be conducted in San Jose, California in accordance with the rules and regulations of the American Arbitration Association. Each party shall pay its own expenses associated with such arbitration, including 50% of the expenses of the neutral arbitrator(s). The judgment of the arbitrators shall be binding and entered in any court having jurisdiction thereof.

18. GENERAL.

This Agreement is governed by the laws of the State of California, U.S.A., without reference to the principles of conflict of laws. The original and official version of the Agreement has been written in the English language, each party specifically waives any right it may have under the laws and regulations of any country or jurisdiction to have this Agreement written in any other language than English. This Agreement is the complete and exclusive statement of the agreement between the parties and supersedes all proposals, oral or written, and all other communications between the parties relating to the subject matter of this Agreement. Any terms and conditions of any purchase order or other instrument

[Cadence Logo]


issued by Customer in connection with this Agreement which are in addition to, inconsistent with or different from the terms and conditions of this Agreement shall be of no force or effect. This Agreement may be modified only by a written instrument duly executed by authorized representatives of the parties. Any waiver by either party of any condition, part, term, or provision of this Agreement shall not be construed as a waiver of any other condition, part, term, or provision or a waiver of any future event or circumstance. If any provision of this Agreement is held invalid or unenforceable, the remainder of the Agreement shall continue in full force and effect.

19. GOVERNMENT USE.

If Customer is a part of the U.S. Government, Customer agrees that the Licensed Program and Documentation are classified as "Commercial Computer Software" and "Commercial Computer Software Documentation." Pursuant to 48 CFR 12.00 et seq. and 48 CFR Section 227.7202-1 - Section 227.7202-4, the Government acquires only those rights as are set forth herein.

                            - End of Terms -


---------------------------------------------------------------------------
This Agreement shall be binding on the parties only after acceptance at Cadence's offices in California and signed by an Officer thereof.

CUSTOMER:____________________________   CADENCE DESIGN SYSTEMS, INC.
         (Print Name)

By: _________________________________   By: ______________________________
(Signature)                             (Signature)

_____________________________________   __________________________________
(Name)                                  (Name)

_____________________________________   __________________________________
(Title)                                 (Title)

_____________________________________   __________________________________
(Date)                                  (Date)


ADDRESS:

_____________________________________
_____________________________________
_____________________________________
_____________________________________
_____________________________________
(City, State, Zip Code, Country)